UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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☐	Preliminary Proxy Statement
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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
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NANO NUCLEAR ENERGY INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Nano Nuclear Energy Inc.

10 Times Square, 30th Floor,

New York, New York 10018

July 27, 2026

Dear Fellow Stockholders:

You are cordially invited to attend Nano Nuclear Energy Inc.’s 2026 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on September 15, 2026 at 10:00 a.m. Eastern Time. The formal meeting notice and proxy statement for the Annual Meeting are attached.

The Annual Meeting will be a completely virtual meeting of stockholders, which will be conducted via live webcast. You will be able to attend the Annual Meeting online and vote during the Annual Meeting by registering for the Annual Meeting at https://meeting.vstocktransfer.com/NANOSEP26. The virtual meeting format allows attendance from any location in the world.

We will furnish proxy materials to our stockholders via the internet in order to expedite stockholders’ receipt of proxy materials while lowering the cost of delivery. Accordingly, we are sending to our stockholders of record and beneficial owners a Notice of Internet Availability of Proxy Materials, which provides instructions on how to access the attached proxy statement and our Annual Report on Form 10-K for the fiscal year ended September 30, 2025, via the internet and how to vote online. The Notice of Internet Availability of Proxy Materials also contains instructions on how to obtain the proxy materials in printed form. We are pleased to utilize the virtual stockholder meeting technology and notice and access of proxy materials to provide ready access and cost savings for our stockholders and the company.

Your vote is important to us. Please act as soon as possible to vote your shares. It is important that your shares be represented at the Annual Meeting, whether or not you plan to attend the Annual Meeting. Even if you are planning on attending the Annual Meeting online, please promptly submit your proxy vote by Internet, or, if you received a printed form of proxy in the mail, by completing, dating, signing and returning the enclosed proxy, so your shares will be represented at the Annual Meeting. Instructions on voting your shares are in the accompanying proxy statement you received for the Annual Meeting. Internet voting facilities for stockholders of record will be available 24 hours a day and will close at 11:59 p.m. Eastern Time on September 14, 2026. If you attend the Annual Meeting online and wish to vote at the Annual Meeting, you will be able to do so even if you have previously returned your proxy card.

On behalf of our Board of Directors and management, it is my pleasure to express our appreciation for your continued support of Nano Nuclear Energy Inc.

Sincerely,

/s/ James Walker
James Walker
Chief Executive Officer
New York, New York
July 27, 2026

YOUR VOTE IS IMPORTANT

VOTING YOUR SHARES WILL ENSURE THE PRESENCE OF A QUORUM AT THE ANNUAL MEETING AND WILL SAVE US THE EXPENSE OF FURTHER SOLICITATION. PLEASE PROMPTLY VOTE YOUR SHARES BY FOLLOWING THE INSTRUCTIONS FOR VOTING DESCRIBED IN THE PROXY STATEMENT BY COMPLETING, SIGNING, DATING AND RETURNING YOUR PROXY CARD MAIL, EMAIL OR FAX AS DESCRIBED ON YOUR PROXY CARD. YOU MAY ALSO VOTE VIA THE INTERNET AS DESCRIBED HEREIN.

YOUR PROXY, GIVEN BY VOTING PRIOR TO THE ANNUAL MEETING, MAY BE REVOKED PRIOR TO ITS EXERCISE BY ENTERING A NEW VOTE OVER THE INTERNET, FILING WITH OUR SECRETARY PRIOR TO THE ANNUAL MEETING A WRITTEN NOTICE OF REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY ATTENDING THE ANNUAL MEETING ONLINE AND VOTING ONLINE.

IF YOU HAVE ALREADY VOTED OR DELIVERED YOUR PROXY FOR THE ANNUAL MEETING, YOUR VOTE WILL BE COUNTED, AND YOU DO NOT HAVE TO VOTE YOUR SHARES AGAIN. IF YOU WISH TO CHANGE YOUR VOTE, YOU SHOULD REVOTE YOUR SHARES. ANY STOCKHOLDER ATTENDING THE ANNUAL MEETING ONLINE MAY VOTE EVEN IF HE OR SHE HAS RETURNED A PROXY.

NANO NUCLEAR ENERGY INC.

10 Times Square, 30th Floor,

New York, New York 10018

(212) 634-9206

NOTICE OF VIRTUAL ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON SEPTEMBER 15, 2026

10:00 A.M. EASTERN TIME

TO OUR STOCKHOLDERS:

NOTICE IS HEREBY GIVEN that the 2026 Annual Meeting of Stockholders (the “Annual Meeting”) of Nano Nuclear Energy Inc., a Nevada corporation (“we,” “us,” “our” or the “Company”), will be held on September 15, 2026, at 10:00 a.m. Eastern Time, as a virtual meeting. You will be able to attend and vote your shares during the Annual Meeting via a live webcast by registering for the Annual Meeting at https://meeting.vstocktransfer.com/NANOSEP26.

The Annual Meeting will be held for the following purposes, as more fully described in the proxy statement accompanying this notice:

1.	ELECTION OF DIRECTORS. To elect all six (6) currently serving members of the Board of Directors of the Company named in the attached proxy statement to serve for a one-year term that expires at the 2027 Annual Meeting of Stockholders, or until their successor is duly elected and qualified, unless they resign, is removed or otherwise is disqualified from serving as a director of the Company (“Proposal 1”); and

2.	RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. To ratify the appointment by the Audit Committee of the Company’s Board of Directors of WithumSmith+Brown, PC (“Withum”) as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2026 (“Proposal 2”).

In addition, at their discretion, the proxies if designated as such are authorized to vote upon such other business as may properly come before the Annual Meeting or any continuation, postponement or adjournment thereof.

Our Board of Directors recommends that stockholders vote FOR each of the directors in Proposal 1, and FOR Proposal 2. Only stockholders of record at the close of business on July 22, 2026 (the “Record Date”) are entitled to receive notice of and to vote at the Annual Meeting and any adjournments or postponements thereof. A complete list of stockholders of record entitled to vote at the Annual Meeting will be available for ten days before the Annual Meeting at our principal executive office for inspection by stockholders during ordinary business hours for any purpose germane to the Annual Meeting. Our stock transfer books will remain open between the Record Date and the date of the Annual Meeting.

The Annual Meeting will be held as a virtual meeting via live webcast on the Internet on September 15, 2026, at 10:00 a.m. Eastern Time. Because the Annual Meeting is completely virtual and being conducted via the Internet, stockholders will not be able to attend the Annual Meeting in person. To assure your representation at the Annual Meeting, please register for the Annual Meeting at https://meeting.vstocktransfer.com/NANOSEP26. You may revoke your proxy at any time prior to the Annual Meeting. If you attend the Annual Meeting online and vote, your proxy will be revoked automatically and only your vote at the Annual Meeting will be counted. IF YOU RETURN YOUR PROXY CARD WITHOUT AN INDICATION OF HOW YOU WISH TO VOTE, YOUR SHARES WILL BE VOTED, FOR EACH OF THE DIRECTOR NOMINEES, AND FOR THE RATIFICATION OF THE APPOINTMENT BY THE AUDIT COMMITTEE OF OUR BOARD OF DIRECTORS OF WITHUM AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING SEPTEMBER 30, 2026.

Please note: If you hold your shares in the name of a broker, bank or other nominee, your nominee may determine to vote your shares at its own discretion, absent instructions from you. However, due to voting rules that may prevent your bank or broker from voting your uninstructed shares on a discretionary basis in the election of directors and other non-routine matters, it is important that you cast your vote. Accordingly, we ask that you please complete your proxy or cast your vote at the Annual Meeting to ensure your vote will count.

IMPORTANT NOTICE REGARDING INTERNET AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON SEPTEMBER 15, 2026: This notice of Annual Meeting, the accompanying proxy statement, and our Annual Report on Form 10-K for the fiscal year ended September 30, 2025 (“2025 Annual Report;” collectively, the “proxy materials”), are available at https://ts.vstocktransfer.com/irhlogin/NANONUCLEAR.

We will mail our stockholders of record and beneficial owners a Notice of Internet Availability of Proxy Materials, which provides instructions on how to access our proxy materials via the internet and how to vote online. The Notice of Internet Availability of Proxy Materials also contains instructions on how to obtain the proxy materials in printed form. If you elect to receive a paper or electronic copy of our proxy materials, our 2025 Annual Report will be sent to you along with the accompanying proxy statement. These proxy materials are first being distributed or made available, as the case may be, on or about July 29, 2026.

Instructions for voting on the matters presented at the Annual Meeting are contained in the accompanying proxy statement (see “Voting and Related Matters”).

Your vote is very important to us. Whether or not you plan to attend the Annual Meeting, we encourage you to vote promptly. You may vote by mailing a completed proxy card or by the Internet.

By order of the Board of Directors,

/s/ Jay Jiang Yu
Jay Jiang Yu
Chairman of the Board, President, and Secretary
New York, New York
July 27, 2026

NANO NUCLEAR ENERGY INC.

10 Times Square, 30th Floor

New York, New York 10018

(212) 634-9206

PROXY STATEMENT

The notice of annual meeting, proxy statement (the “Proxy Statement”) and our Annual Report on Form 10-K for the fiscal year ended September 30, 2025 (the “2025 Annual Report”; together with the notice of annual meeting and the Proxy Statement, collectively, the “proxy materials”) are solicited on behalf of Nano Nuclear Energy, Inc., a Nevada corporation (the “Company,” “our company,” “our,” “us” or “we”), by its Board of Directors (the “Board” or “Board of Directors”) for use at its 2026 Annual Meeting of Stockholders (the “Annual Meeting”) to be held virtually at 10:00 a.m. Eastern Time on September 15, 2026, or at any adjournments or postponements thereof, for the purposes set forth in this Proxy Statement and in the accompanying notice. You will be able to attend the Annual Meeting online and vote during the Annual Meeting by registering for the Annual Meeting at https://meeting.vstocktransfer.com/NANOSEP26.

These proxy materials are being furnished by and on behalf of the Board. This notice of annual meeting and the other proxy materials are available at https://ts.vstocktransfer.com/irhlogin/NANONUCLEAR.

We will mail our stockholders of record and beneficial owners as of the Record Date a Notice of Internet Availability of Proxy Materials, which provides instructions on how to access our proxy materials via the internet and how to vote online. The Notice of Internet Availability of Proxy Materials also contains instructions on how to obtain the proxy materials in printed form. If you elect to receive a paper or electronic copy of our proxy materials, our 2025 Annual Report will be sent to you along with the accompanying Proxy Statement. These proxy materials are first being distributed or made available, as the case may be, on or about July 29, 2026.

These proxy solicitation materials are being provided to all stockholders entitled to vote at the Annual Meeting. Stockholders who owned shares of common stock, par value $0.0001 per share, of the Company (the “Common Stock”) at the close of business on July 22, 2026 (the “Record Date”) are entitled to receive notice of, attend and vote at the Annual Meeting.

On the Record Date, there were 53,698,146 shares of Common Stock outstanding and approximately 22 registered holders of our Common Stock. Each share of Common Stock entitles the holder to one vote.

TABLE OF CONTENTS

Page
QUESTIONS AND ANSWERS REGARDING OUR 2026 ANNUAL MEETING	1
VOTING AND RELATED MATTERS	5
EXECUTIVE OFFICERS AND DIRECTORS	8
EXECUTIVE AND DIRECTOR COMPENSATION	20
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS	37
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS AND DIRECTOR INDEPENDENCE	38
STOCKHOLDER PROPOSALS AND DIRECTOR NOMINATIONS	42
PROPOSAL NO. 1 ELECTION OF DIRECTORS	43
PROPOSAL NO. 2 RATIFICATION OF THE APPOINTMENT BY THE AUDIT COMMITTEE OF THE BOARD OF WITHUMSMITH+BROWN, PC AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING SEPTEMBER 30, 2026.	44
OTHER BUSINESS	46
HOUSEHOLDING	46
2025 ANNUAL REPORT	46
Annex A	A-1

i

QUESTIONS AND ANSWERS REGARDING OUR 2026 ANNUAL MEETING

Why am I receiving these proxy materials?

You are receiving this Proxy Statement and proxy card from the Company because, at the close of business on July 22, 2026, the Record Date, you were a holder of record of shares of Common Stock of the Company. This Proxy Statement describes the matters that will be presented for your consideration at the Annual Meeting. It also gives you information concerning the matters to assist you in making an informed decision.

What is the purpose of the Annual Meeting?

The purpose of the Annual Meeting is to vote on the following items described in this Proxy Statement:

●	Proposal No. 1: To elect all six (6) currently serving members of the Board of Directors to serve for a one-year term that expires at the 2027 Annual Meeting of Stockholders, or until their successor is duly elected and qualified, unless they resign, is removed or otherwise is disqualified from serving as a director of the Company. This proposal is referred to as the “Director Election Proposal.”

●	Proposal No. 2: To ratify the appointment by the Audit Committee of the Company’s Board of Directors of WithumSmith+Brown, PC (“Withum”) as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2026. This proposal is referred to as the “Auditor Ratification Proposal.”

In addition, at their discretion, the proxies if designated as such are authorized to vote upon such other business as may properly come before the Annual Meeting or any continuation, postponement or adjournment thereof.

Are there any matters to be voted on at the Annual Meeting that are not included in this Proxy Statement?

As of the date we filed this Proxy Statement with the SEC, we did not know of any matters to be properly presented at the Annual Meeting other than those referred to in this Proxy Statement. If other matters are properly presented at the Annual Meeting or any adjournment or postponement thereof for consideration, and you are a stockholder of record and have submitted a proxy card, the persons named in your proxy card will have the discretion to vote on those matters for you.

What does it mean if I receive more than one set of proxy materials?

It means that your shares are held in more than one account at the transfer agent and/or with banks or brokers. Please vote all of your shares. To ensure that all of your shares are voted, for each set of proxy materials, please submit your proxy via the Internet, or by signing, dating and returning the enclosed proxy card in the enclosed envelope or via email.

Who is entitled to vote at the Annual Meeting?

Holders of record of shares of our Common Stock as of the close of business on the Record Date will be entitled to notice of and to vote at the Annual Meeting and any continuation, postponement or adjournment thereof. At the close of business on the Record Date, there were 53,698,146 shares of our Common Stock issued and outstanding and entitled to vote. Each share of our Common Stock is entitled to one vote on any matter presented to stockholders at the Annual Meeting.

What is the difference between being a “record holder” and holding shares in “street name”?

A record holder (also called a “registered holder”) holds shares in his or her name. Shares held in “street name” means that shares are held in the name of a bank, broker or other nominee on the holder’s behalf.

What do I do if my shares are held in “street name”?

If your shares are held in a brokerage account or by a bank or other holder of record, you are considered the “beneficial owner” of shares held in “street name.” The proxy materials have been forwarded to you by your broker, bank or other nominee who is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker, bank or other holder of record on how to vote your shares by following their instructions for voting. Please refer to information from your bank, broker or other nominee on how to submit your voting instructions.

1

How many shares must be present to hold the Annual Meeting?

A quorum must be present at the Annual Meeting for any business to be conducted. The holders of not less than one-third (the equivalent of 33 1/3 percent) in voting power of our stock issued and outstanding and entitled to vote at the Annual Meeting, present in person or represented by proxy, shall constitute a quorum. If you sign and return your paper proxy card via mail or email, or authorize a proxy to vote electronically, your shares will be counted to determine whether we have a quorum even if you abstain or fail to vote as indicated in the proxy materials.

Broker non-votes will also be considered present for the purpose of determining whether there is a quorum for the Annual Meeting.

What are “broker non-votes”?

A “broker non-vote” occurs when shares held by a broker in “street name” for a beneficial owner are not voted with respect to a proposal because (1) the broker has not received voting instructions from the stockholder who beneficially owns the shares and (2) the broker lacks the authority to vote the shares at their discretion.

If you do not provide voting instructions to your broker and the broker has indicated that it does not have discretionary authority to vote on a particular proposal, your shares will be considered “broker non-votes” with regard to that matter. Broker non-votes will be considered as represented for purposes of determining a quorum but generally will not be considered as entitled to vote with respect to a particular proposal. Broker non-votes are not counted for purposes of determining the number of votes cast with respect to a particular proposal. Thus, a broker non-vote will make a quorum more readily obtainable, but the broker non-vote will not otherwise affect the outcome of the vote on a proposal that requires the affirmative vote of a majority of the shares present and entitled to vote.

Under the rules of various national and regional securities exchanges interpretations that govern broker non-votes, Proposal No. 1 is considered non-routine matters, and a broker will lack the authority to vote uninstructed shares at their discretion on such proposal. Proposal No. 2 is considered a routine matter, and a broker will be permitted to exercise its discretion to vote uninstructed shares on this proposal.

What if a quorum is not present at the Annual Meeting?

If a quorum is not present or represented at the scheduled time of the Annual Meeting, (i) the chair of the Annual Meeting, who shall be the Chairman of the Board of Directors or his designee (the “Chair”) or (ii) a majority in voting power of the stockholders entitled to at the Annual Meeting, present in person or represented by proxy, may adjourn the Annual Meeting until a quorum is present or represented.

How do I vote my shares without attending the Annual Meeting?

We ask that stockholders vote by proxy even if they plan to attend the Annual Meeting. If you are a stockholder of record, there are two ways to vote by proxy:

●	by Internet — Following the instructions on the Notice or the proxy card, which you may have received by mail, you can vote by Internet, prior to or at the Annual Meeting before the polls close; or

●	by Mail — You can vote by mail by signing, dating and mailing the proxy card using the return envelope, which you may have received by mail.

Internet voting facilities for stockholders of record will be available 24 hours a day and will close at 11:59 p.m., Eastern Time, on September 14, 2026.

If your shares are held in the name of a bank, broker or other holder of record, you will receive instructions on how to vote from the bank, broker or holder of record. You must follow the instructions of such bank, broker or holder of record in order for your shares to be voted.

2

How can I attend and vote at the Annual Meeting?

The Annual Meeting will be conducted virtually via live webcast by registering for the Annual Meeting at https://meeting.vstocktransfer.com/NANOSEP26. You are entitled to participate in the Annual Meeting if you were a stockholder on July 22, 2026, which is the Record Date, or hold a valid proxy for the Annual Meeting.

The Annual Meeting will begin promptly at 10:00 a.m., Eastern Time, on September 15, 2026.

Will I be able to ask questions at the Annual Meeting?

We will not have a segment for stockholder questions during the Annual Meeting . Questions can only be submitted to us at ir.nanonuclearenergy.com/am2026 prior to the Annual Meeting until September 8, 2026 at 11:59 p.m. Eastern Time.

To help ensure that we have a productive and efficient meeting, and in fairness to all stockholders in attendance, you will also find our rules of conduct for the Annual Meeting posted when you log in prior to its start. These rules of conduct will include the following guidelines:

●	Stockholders of record will not be able to ask questions online during the Annual Meeting. You may submit questions and comments electronically through our website at ir.nanonuclearenergy.com/am2026 until September 8, 2026 at 11:59 p.m. Eastern Time.

●	Only stockholders of record as of the Record Date for the Annual Meeting and their proxy holders may submit questions or comments to us at ir.nanonuclearenergy.com/am2026 prior to the Annual Meeting.

●	Questions pertinent to the Annual Meeting and related to our business will be answered during the webcast, subject to time constraints.

●	Questions may be omitted if they are, among other things, irrelevant to our business, related to pending or threatened litigation, disorderly, repetitious of statements already made, or in furtherance of the speaker’s own personal, political or business interests.

●	No audio or video recordings of the Annual Meeting are permitted.

How does the Board of Directors recommend that I vote?

The Board of Directors recommends that you vote your shares of Common Stock FOR each director nominee in Proposal No. 1 and FOR Proposal No. 2. In addition, at their discretion, the proxies if designated as such are authorized to vote upon such other business as may properly come before the Annual Meeting or any continuation, postponement or adjournment thereof.

How many votes are required to approve each proposal?

The table below summarizes the proposals that will be voted on, the votes required to approve each item, and how votes are counted:

Proposal	Votes Required	Voting Options	Impact of “Withhold” or “ Abstain” Votes	Broker Discretionary Voting Allowed

Proposal No. 1: The Director Election Proposal	A plurality of the votes cast at the Annual Meeting by the holders of stock entitled to vote in the election of directors.	“FOR” “AGAINST” “ABSTAIN”	None(1)	No(2)

Proposal No. 2: The Auditor Ratification Proposal	The affirmative vote of the holders of a majority of the votes cast affirmatively or negatively (excluding abstentions) at the Annual Meeting by the holders entitled to vote thereon.	“FOR” “AGAINST” “ABSTAIN”	None(1)	Yes(3)

(1)	A vote marked as “withhold” or “abstain” is not considered a vote cast and will, therefore, not affect the outcome of this proposal.
(2)	As this proposal is not considered a discretionary matter, brokers lack authority to exercise their discretion to vote uninstructed shares on this proposal.
(3)	As this proposal is considered a discretionary matter, brokers are permitted to exercise their discretion to vote uninstructed shares on this proposal.

3

What if I do not specify how my shares are to be voted?

If you submit a proxy but do not indicate any voting instructions, the persons named as proxies will vote in accordance with the recommendations of the Board. The Board’s recommendations are set forth above, as well as with the description of each proposal in this Proxy Statement.

Who will count the votes?

The appointed inspector of election for the meeting will count the votes present in person or by proxy.

Can I revoke or change my vote after I submit my proxy?

Yes. Whether you have voted by the Internet or mail if you are a stockholder of record, you may change your vote and revoke your proxy by:

●	voting again by Internet at a later time before the closing of those voting facilities at 11:59 p.m., Eastern Time, on September 14, 2026;

●	attending the Annual Meeting, virtually, and voting at the Annual Meeting on September 15, 2026 (See instructions as set forth in “VOTING AND RELATED MATTERS - Methods of Voting - Voting at the Annual Meeting” on page 5;

●	submitting a properly signed proxy card with a later date that is received no later than September 14, 2026 at 11:59 p.m. Eastern Time; or

●	if you hold shares in street name, you may submit new voting instructions by contacting your bank, broker or other nominee.

Your most recent proxy card or Internet proxy is the one that is counted. Your virtual attendance at the Annual Meeting by itself will not revoke your proxy unless you give written notice of revocation to the Company before your proxy is voted or you vote at the Annual Meeting.

Who will pay for the cost of this proxy solicitation?

We will pay the cost of soliciting proxies. Proxies may be solicited on our behalf by directors, officers or employees (for no additional compensation) in person or by telephone, electronic transmission and facsimile transmission. Brokers and other nominees will be requested to solicit proxies or authorizations from beneficial owners and will be reimbursed for their reasonable expenses.

Are there any rights of appraisal?

None of Nevada law, our articles of incorporation, as amended (“Articles of Incorporation”), or our Amended and Restated Bylaws (“Bylaws”), each as currently in effect, provides for appraisal or other similar rights for dissenting stockholders in connection with any of the proposals to be voted upon at this Annual Meeting. Accordingly, you will have no right to dissent and obtain payment for your shares.

Our Principal Executive Offices

Our principal executive offices are located at 10 Times Square, 30th Floor, New York, New York 10018. Our telephone number is (212) 634-9206.

4

VOTING AND RELATED MATTERS

Voting Procedures

As a stockholder of Nano Nuclear Energy Inc., you have a right to vote on certain business matters affecting us. The proposals that will be presented at the Annual Meeting and upon which you are being asked to vote are discussed below in the “Proposals” section. Each share of our Common Stock you owned as of the Record Date entitles you to one vote on each proposal presented at the Annual Meeting.

Proxy Card

The proxy card enables you to appoint James Walker, our Chief Executive Officer and director, and Jay Jiang Yu, our Founder, Chairman of the Board, President and Secretary, as your representatives at the Annual Meeting. By completing and returning the proxy card or voting online as described herein, you are authorizing these individuals to vote your shares at the Annual Meeting in accordance with your instructions on the proxy card. This way, your shares will be voted whether or not you attend the virtual Annual Meeting. Even if you plan to attend the virtual Annual Meeting, we think that it is a good idea to complete and return your proxy card before the Annual Meeting date just in case your plans change. If a proposal comes up for vote at the Annual Meeting that is not on the proxy card, the proxies will vote your shares, under your proxy, according to their best judgment. The form of proxy card is annexed to this Proxy Statement.

Methods of Voting

You may vote over the Internet, by mail or in person online at the Annual Meeting. Please be aware that if you vote over the Internet, you may incur costs such as Internet access charges for which you will be responsible.

Voting over the Internet. The website address for Internet voting is provided on the accompanying proxy card. You will need to use the control number appearing on your proxy card to vote via the Internet. You can use the Internet to transmit your voting instructions up until 11:59 p.m. Eastern Time on September 14, 2026. Internet voting is available 24 hours a day. If you vote via the Internet, you do not need to return a proxy card. If you sign and return the proxy card or submit an electronic vote but do not give instructions on how to vote your shares, your shares will be voted as recommended by the Board.

Voting by Mail. You can vote by marking, dating and signing your proxy card and returning it in the postage-paid envelope provided. Please promptly mail your proxy card to ensure that it is received prior to the closing of the polls at the Annual Meeting. If you received printed copies of the proxy materials by mail and are a beneficial holder, you may vote by proxy by filling out the vote instruction form and sending it back in the envelope provided by your brokerage firm, bank, broker-dealer or other similar organization that holds your shares.

Voting at the Annual Meeting.

Record holders will need to click the “Resources” button on the ribbon on their screen to access the link to vote their shares. They will need to enter the control number on the proxy card provided to them by VStock Transfer, LLC in order to vote.

Beneficial Holders will need to obtain a Legal Proxy from their bank or brokerage prior to the Annual Meeting and submit that legal proxy, along with a proxy form indicating their vote, to vote@vstocktransfer.com to vote during the Annual Meeting.

Revoking Your Proxy

You may revoke your proxy at any time before it is voted at the Annual Meeting. To do this, you must:

●	enter a new vote over the Internet, or sign and return a replacement proxy card;

●	provide written notice of the revocation to our Secretary at our principal executive office, 10 Times Square, 30th Floor, New York, New York 10018, which written notice must be received prior to the Annual Meeting; or

●	attend the virtual Annual Meeting online and vote.

5

Quorum and Voting Requirements

Stockholders of record at the close of business on the Record Date are entitled to receive notice and vote at the Annual Meeting. On the Record Date, there were 53,698,146 issued and outstanding shares of our Common Stock. Each holder of Common Stock (or restricted Common Stock) voting at the Annual Meeting, either online or by proxy, may cast one vote per share of Common Stock held on the Record Date on all matters to be voted on at the Annual Meeting. Stockholders may not cumulate votes in the election of directors.

The presence, in person, online or by proxy, of the holders of not less than one-third (the equivalent of 33 1/3 percent) of the outstanding shares of Common Stock entitled to vote constitutes a quorum for the transaction of business at the Annual Meeting. Assuming that a quorum is present:

1.	a plurality of the votes of the shares present in person, online, or represented by proxy at the Annual Meeting and entitled to vote on the election of directors will be required to elect each Board nominee; and

3.	the ratification of the appointment by the Audit Committee of the Company’s Board of Directors of Withum as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2026 will be approved if approved by a majority of the votes cast at the Annual Meeting on this proposal.

Votes cast by proxy or online at the Annual Meeting will be tabulated by the election inspector appointed for the Annual Meeting who will also determine whether a quorum is present. The election inspector will treat abstentions and broker non-votes as shares that are present for purposes of determining the presence of a quorum. Broker non-votes occur on a matter when a broker is not permitted to vote on that matter without instructions from the beneficial owner and instructions are not given. These matters are referred to as “non-routine” matters. The election of the directors are “non-routine.” Thus, in tabulating the voting result for these proposals, shares that constitute broker non-votes are not considered votes cast on these proposals. The ratification of the appointment of Withum is a “routine” matter and therefore a broker may vote on this matter without instructions from the beneficial owner as long as instructions are not given. With regard to the election of our director nominees, broker non-votes and votes marked “withheld” will not affect the outcome of the election of the directors. With regard to the ratification of the appointment by the Audit Committee of our Board of Directors of Withum as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2026, abstentions will not be counted for purposes of determining whether such proposal has been ratified and will not have the effect of negative votes, whereas, because the ratification of the appointment of auditors is a routine matter, a broker may vote on this matter without instructions from the beneficial owner as long as instructions are not given.

If your shares are held by a bank or broker in street name, it is important that you cast your vote if you want it to count in the election of directors and each of the other non-routine matters. Voting rules will prevent your bank or broker from voting your uninstructed shares on a discretionary basis in the election of directors and each of the other non-routine matters. Accordingly, if your shares are held by a bank or broker in street name and you do not vote or, if applicable, instruct your bank or broker how to vote in the election of directors, no votes will be cast on your behalf.

Voting of Proxies

When a proxy is properly executed and returned, the shares it represents will be voted at the Annual Meeting as directed. If no specification is indicated, the shares will be voted:

1.	“for” the election of each Board nominee set forth in this Proxy Statement unless the authority to vote for such directors is withheld;

2.	“for” the ratification of the appointment by the Audit Committee of our Board of Directors of Withum as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2026.

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Voting Results

Voting results will be announced at the Annual Meeting and published in a Current Report on Form 8-K that will be filed with the SEC within four business days after the Annual Meeting.

Holding of Stock

Most of our stockholders hold their shares in an account at a brokerage firm, bank or other nominee holder, rather than holding share certificates in their own name. As summarized below and described elsewhere herein, there are some distinctions between shares held of record and those owned beneficially.

Stockholder of Record

If, on the Record Date, your shares were registered directly in your name with our transfer agent, VStock Transfer, LLC, you are a “stockholder of record” who may vote at the Annual Meeting, and we will send to you these proxy materials. As the stockholder of record, you have the right to direct the voting of your shares by voting as described above. Whether or not you plan to attend the Annual Meeting, please complete, date and sign the enclosed proxy card to ensure that your vote is counted.

Beneficial Owner

If, on the Record Date, your shares were held in an account at a brokerage firm or at a bank or other nominee holder, you are considered the beneficial owner of shares held “in street name,” and these proxy materials were forwarded to you by our transfer agent or by your broker or nominee who is considered the stockholder of record for purposes of voting at the Annual Meeting. As the beneficial owner, you have the right to vote or to direct your broker on how to vote your shares and to attend online the Annual Meeting. Whether or not you plan to attend the virtual Annual Meeting, please complete, date and sign the proxy card to ensure that your vote is counted.

Proxy Solicitation

We are soliciting proxies solely on behalf of the Company and will bear the cost of this solicitation. In addition, we may reimburse brokerage firms and other persons representing beneficial owners of shares for reasonable expenses incurred in forwarding solicitation materials to such beneficial owners. Proxies also may be solicited by our directors, officers or employees, personally, by telephone, facsimile, Internet or other means, without additional compensation. We may retain a proxy solicitor to assist in the distribution of proxies and proxy solicitation materials, and in the solicitation of proxies. If we do elect to retain a proxy solicitor, we will pay the proxy solicitor reasonable and customary fees. Except as described above, we do not presently intend to solicit proxies other than by mail.

No Right of Appraisal

None of Nevada law, our Articles of Incorporation or our Bylaws provides for appraisal or other similar rights for dissenting stockholders in connection with any of the proposals to be voted upon at this Annual Meeting. Accordingly, our stockholders will have no right to dissent and obtain payment for their shares.

Who Can Answer Questions About Voting Your Shares

You can contact our Secretary at (212) 634-9206 or by sending a letter to our Secretary at our principal executive office, 10 Times Square, 30th Floor, New York, New York 10018, with any questions about proposals described in this Proxy Statement or how to execute your vote.

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EXECUTIVE OFFICERS AND DIRECTORS

The following table and text set forth the names and ages of our directors and executive officers as of the Record Date. The Board is comprised of only one class of directors. Also provided herein are brief descriptions of the business experience of each director and executive officer during the past five years (based on information supplied by them) and an indication of directorships held by each director in other public companies subject to the reporting requirements under the Federal securities laws. During the past ten years, none of our directors or executive officers has been involved in any legal proceedings that are material to an evaluation of the ability or integrity of such person:

Name	Age	Position
James Walker	43	Chief Executive Officer and Director
Jay Jiang Yu	45	Founder, President, Secretary, and Chairman of the Board of Directors
Jaisun Garcha	46	Chief Financial Officer
Roy A. Boyd II	59	President of STS (defined below)
Dr. Tsun Yee Law	43	Independent Director
Diane Hare	36	Independent Director
Dr. Kenny Yu	40	Independent Director
Dr. Seth Berl	34	Independent Director

The biographical information concerning the directors and executive officers listed above is set forth below.

Biographies of Executive Officers and Directors

James Walker has been our Chief Executive Officer and director since 2022. Mr. Walker has over twenty years of engineering project management experience across various industries, such as construction, mechanical engineering, and nuclear physics and engineering. Mr. Walker has served as a consultant to LIS Technologies Inc (“LIST”), a laser uranium enrichment company and a related party to our company through common ownership and management, since May 2023. Since 2020, Mr. Walker has also held executive roles at Ares Strategic Mining Inc. (“Ares”), where he has been responsible for the construction of plants, purchases of land, operations, marketing, financing, safety regulation compliance, and shareholder relations. Mr. Walker currently devotes approximately five hours per week to his responsibilities at Ares. Prior to this role, Mr. Walker worked as an engineering and project management consultant between 2016 and 2020, developing companies, designing processing operations, overseeing exploration and metallurgy, and public market engagement. He is also concurrently serving on the board of directors of several small-cap publicly traded companies in Canada, including Bayhorse Silver Inc. (Ticker: BHS, Canada: TSX Venture) and Core Critical Metals Corp. (previously known as Xander Resources, Inc.) (Ticker: CCMC, Canada: TSX Venture). From 2013 to 2016, Mr. Walker was a nuclear engineer and project manager for the United Kingdom’s Ministry of Defence. While there, he was responsible for infrastructure projects and worked in each stage of the nuclear product life cycle, from concept to decommissioning. At the Ministry of Defence, Mr. Walker was primarily engaged in reactor core manufacturing facilities and fuel reclamation plants. He also managed multidisciplinary teams involving engineers, managers, contractors and finance and commercial personnel, and served as the project lead and manager for several large-scale nuclear engineering and nuclear infrastructure projects. Between 2012 and 2013, Mr. Walker was seconded and worked as a nuclear physicist at Rolls-Royce, leading a project to model various configurations of Rolls-Royce’s Zero-Power reactor using probabilistic physics software to digitally replicate real-world behavior and determine program accuracy margins. Mr. Walker also performed roles in Thermal Hydraulics during his secondment, modelling innovative flow mechanics through submarines cores.

Mr. Walker holds a Bachelor of Engineering degree in Mechanical Engineering from the University of Nottingham, a Master of Science degree in Mining Engineering from the University of Exeter, and a Master of Science degree in Nuclear Physics and Engineering from Cranfield University. He is also a Chartered Engineer (CEng, issued 2014) with the IMechE, a Professional Engineer (PEng, issued 2023) with the Canadian Council of Professional Engineers, a qualified Project Manager with the APM since 2015, and a Chartered Physicist with the Institute of Physics since 2023. We believe that Mr. Walker is well qualified to serve as a director of our company because of his extensive experience within the nuclear industry and with public markets and the operation of public and private companies.

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Jay Jiang Yu is our founder, and has been our Chairman of the Board, President and Secretary since 2022. Under his leadership, we acquired and are actively progressing the KRONOS MMRTM Energy System, one of the highest technology readiness level (TRL) and patented advanced microreactors in development. Mr. Yu has also been instrumental in our operating, fundraising and capital markets activities. Mr. Yu is also the co-founder and has served as Chairman and Director of LIST since December 2021, and Chief Executive Officer of LIST since August 2025. Mr. Yu was also President of LIST between December 2021 and July 2025. Since 2015, Mr. Yu has served as Chief Executive Officer and Chairman of the Board of Directors of I Financial Ventures Group LLC, an investment holdings, corporate advisory and start-up consulting business that advises private and public companies. Earlier in his career, Mr. Yu worked as an analyst in the Corporate and Investment Banking Division at Deutsche Bank on Wall Street in New York City.

Mr. Yu holds a Bachelor’s degree in Psychology from the City College of New York. He has completed core coursework at the Borough of Manhattan Community College and has taken continuing education classes at Columbia University. In 2021, Mr. Yu was named one of the Outstanding 50 Asian Americans in Business, the highest award in the Asian American and Pacific Islander community.

Jaisun Garcha has been our Chief Financial Officer since 2022. Mr. Garcha has extensive experience and knowledge in financial management, corporate governance, and risk management for public and private companies. From February 2022 to December 2024, Mr. Garcha served as the part time chief financial officer and a director at LIST. From March 2022 to October 2024, Mr. Garcha served as the chief financial officer of St. James Gold (“St. James”), a Canada-based publicly traded company (Ticker: LORD, Canada: TSX Venture) engaged in mining exploration. From February 2013 to October 2024, Mr. Garcha served as the chief financial officer of Snipp Interactive Inc. (“Snipp Interactive”), a Canada-based publicly traded company (Ticker: SPN, Canada: TSX Venture) engaged in global loyalty and promotion solutions. Prior to this, Mr. Garcha served as the chief financial officer or senior financial consultant of various private and public companies in a wide spectrum of sectors including but not limited to mining, oil and gas exploration, and venture capital. Mr. Garcha began his career as an accountant in 2001. Over the course of his twenty-year career, Mr. Garcha has assisted several companies in going public through initial public offerings and reverse takeovers. Mr. Garcha is a Chartered Professional Accountant (CPA), Certified General Accountant (CGA) and holds a Bachelor of Science degree from the University of British Columbia and a Master of Business Administration from Laurentian University.

Roy A. Boyd II has been President of Secured Transportation Services LLC (“STS”), a subsidiary of our company, since we acquired STS in May 2026. Mr. Boyd founded STS in 2005 and has served as its principal executive officer continuously since founding. Under his leadership, STS has developed specialized capabilities in regulated transportation and logistics services for government, national laboratory, and commercial clients. He retains overall responsibility for strategy, operations, regulatory compliance, customer relationships, and financial performance of the STS business unit. In addition to his role at STS, Mr. Boyd serves as majority member and member of the Board of Directors of Onium Capital, LLC, a private investment company, in which capacities he has served since 2022. Mr. Boyd is also a majority member of Onium Machining and Fabrication, LLC, a privately-held precision machining and fabrication company, which he co-founded in 2022.

Dr. Tsun Yee Law has been our director since 2022. Dr. Law is a physician who holds professional memberships in Doctors for Nuclear Energy and the American College of Nuclear Medicine. Between 2022 and 2025, Dr. Law served as a director at LIST. Since 2025, Dr. Law has served as the Chief Executive Officer of Human Continuum Inc., a biotechnology company. Since 2014, Dr. Law has practiced orthopedic medicine in South Florida, specializing in hip and knee osteoarthritis. He is actively engaged in clinical research with a special focus on robotic and sensor technologies, medical innovation, and healthcare investments. Dr. Law has served as a physician consultant for Flagler Healthcare Investment Property Group since 2015 and has served as a physician consultant for Financial Ventures Group since 2017. Dr. Law has a Bachelor of Business Administration from Davenport University, a Doctorate of Medicine from American Global University School of Medicine, and a Master of Business Administration from Davenport University. We believe that Dr. Law is qualified to serve as a director of our company because of his education background in nuclear medicine and nuclear energy as well as his business background.

Diane Hare has been our director since 2023. Ms. Hare has been the chief executive officer of BizLove LLC (or BizLove), a consultancy firm which she founded in 2018, primarily engaged in helping organizations grow by delivering strategic positioning and cross-functional strategies for transformative moments such as mergers and acquisitions, product and service launches, growth strategies, and digital/data priorities. From 2011 to 2018, Ms. Hare worked at Ernst & Young, where she served the fortune 500 and specialized in purpose-driven enterprise transformation. Ms. Hare holds a Bachelor of Business Administration in Finance from Iona University and received her Maser of Business Administration in Marketing and International Business from Long Island University. We believe Ms. Hare is qualified to serve as a director of our company because of her experience in business strategy consultancy.

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Dr. Kenny Yu has been our director since 2023. Dr. Yu is a licensed pharmacist in New York and has served as Senior Vice President and Chief Pharmacy Officer at Mount Sinai Health System since February 2026. Dr. Yu worked at NYU Langone Health from 2010 to 2026, beginning as a pharmacist and advancing to positions of increasing responsibility, ultimately serving as Senior Director of Pharmacy Services from 2020 to 2026. In his senior roles at NYU Langone Health, he provided executive leadership and coordination for all pharmacy services provided within NYU Langone Health to promote the standardization and alignment of practices across all pharmacy sites. Dr. Yu holds a Master of Business Administration from George Washington University and a Doctorate in Pharmacy from the Ernest Mario School of Pharmacy at Rutgers University. We believe that Dr. Yu is qualified to serve as a director of our company because of his experience in analysing and interpreting financial information.

Dr. Seth Berl has been our director since 2025. Dr. Berl is a technology executive with governmental and private experience and expertise in high-performance computing, artificial intelligence and machine learning, data science, cybersecurity, embedded and “internet of things” systems, tactical edge networks, satellite communications, and enterprise-scale storage and networking. Since May 2026, Dr. Berl has served as a Chief Technologist and Director, Public Sector Enterprise Architecture for Hewlett Packard Enterprise, an enterprise technology company. Between May 2025 and May 2026, Dr. Berl served as Global GTM, Government Technologies Chief Technologist at Intel Corporation, where he helped shape technology and go-to-market strategy for worldwide government solutions. From June 2024 to May 2025, Dr. Berl served as Deputy Chief Data Officer at the U.S. Department of Energy (DOE) where he led the enterprise data program harnessing data and artificial intelligence to drive operational results. From 2020 to 2024, Dr. Berl served as Chief Technology Officer at GovSmart, Inc., a private firm where he led technical direction, built strategic partnerships, and helped drive product innovation for federal agencies and commercial clients. Prior to these roles, Dr. Berl worked as a nuclear and atomic physics researcher at the University of Virginia and Old Dominion University, coordinating with National Science Foundation, National Aeronautics and Space Administration (NASA), DOE, Defense Advanced Research Projects Agency (DARPA), Northrop Grumman, and the U.S. Air Force for product development, including, among others, a quantum physics package for acceleration and rotation sensing, quantum computing memory, and the design and fabrication of microelectronics and semiconductors. Dr. Berl also founded Smartec, LLC, a technology-consulting firm that served Fortune 500 companies and OpSpark, LLC, a company specializing in data and AI governance services. Dr. Berl received a Master and a Doctorate in Atomic Physics from the University of Virginia, and holds dual Bachelor of Science degrees in Electrical Engineering and Physics, from Old Dominion University. We believe that Dr. Berl is qualified to serve as a director of our company because of his industry and government experience.

Family Relationships

There are no family relationships between or among any of the current directors, executive officers or persons nominated or charged to become directors or executive officers.

Number and Terms of Office of Officers and Directors

Our business and affairs are organized under the direction of our Board of Directors. Our Board of Directors consists of six directors, including two executive directors and four independent directors.

Our Bylaws provide that the number of directors will be fixed by the Board of Directors within a range of between one and fifteen directors. The directors need not be stockholders unless so required by our Articles of Incorporation. The minimum or maximum number may be increased or decreased from time to time only by an amendment to the Bylaws, which power belongs exclusively to our Board of Directors.

Our officers are appointed by the Board of Directors and shall hold office at the discretion of the Board of Directors until their successors are duly elected and qualified, unless sooner removed. Our Board of Directors is authorized to appoint officers to the offices set forth in our Bylaws.

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Director Independence

The Nasdaq listing standards require that a majority of our Board of Directors be independent. An “independent director” is defined generally as a person who has no material relationship with the listed company (either directly or as a partner, shareholder or officer of an organization that has a relationship with our company). We have three “independent directors” as defined in the Nasdaq listing standards and applicable SEC rules prior to completion of this offering.

Our Board has determined that Dr. Tsun Yee Law, Dr. Kenny Yu, Ms. Diane Hare and Dr. Seth Berl are independent directors under applicable SEC and Nasdaq rules. Our independent directors have regularly scheduled meetings at which only independent directors are present.

Board Committees

Our Board of Directors has established an Audit Committee, a Nominating and Corporate Governance Committee and a Compensation Committee. Our Board of Directors has adopted a charter for each of these three committees. Copies of each committee’s charter have been posted on the Investor Relations section of our website, which are located at www.nanonuclearenergy.com. Each of the committees of our Board of Directors shall have the composition and responsibilities described below. Our Board of Directors may from time to time establish other committees as it deems appropriate.

Audit Committee

Drs. Kenny Yu, Tsun Yee Law and Ms. Diane Hare serve as members of our Audit Committee with Dr. Tsun Yee Law serving as the chairman of the Audit Committee. Each of our Audit Committee members satisfies the “independence” requirements of the Nasdaq listing rules and meets the independence standards under Rule 10A-3 under the Securities Exchange Act of 1934, as amended (which we refer to herein as the Exchange Act). Our Board of Directors has determined that Ms. Diane Hare possesses accounting or related financial management experience that qualifies her as an “audit committee financial expert” as defined by the rules and regulations of the SEC. Our Audit Committee oversees our accounting and financial reporting processes and the audits of our financial statements. Our Audit Committee performs several functions, including:

●	evaluating the performance, independence and qualifications of our independent registered public accounting firm and determining whether to retain our existing independent registered public accounting firm or engage new independent registered public accounting firm;

●	reviewing and approving the engagement of our independent registered public accounting firm to perform audit services and any permissible non-audit services;

●	reviewing our annual and quarterly financial statements and reports, including the disclosures contained under the caption “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” and discussing the statements and reports with our independent registered public accounting firm and management;

●	reviewing with our independent registered public accounting firm and management significant issues that arise regarding accounting principles and financial statement presentation and matters concerning the scope, adequacy and effectiveness of our financial controls;

●	reviewing our major financial risk exposures, including the guidelines and policies to govern the process by which risk assessment and risk management is implemented; and

●	reviewing and evaluating on an annual basis the performance of the audit committee, including compliance of the audit committee with its charter.

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Compensation Committee

Drs. Kenny Yu, Tsun Yee Law and Ms. Diane Hare serve as members of our Compensation Committee with Dr. Tsun Yee Law serving as the chairman of the Compensation Committee. All of our Compensation Committee members satisfy the “independence” requirements of the Nasdaq listing rules and meet the independence standards under Rule 10A-3 under the Exchange Act. The functions of this committee include, among other things:

●	reviewing, modifying and approving (or if it deems appropriate, making recommendations to the full Board of Directors regarding) our overall compensation strategy and policies;

●	reviewing and approving the compensation, the performance goals and objectives relevant to the compensation, and other terms of employment of our executive officers;

●	reviewing and approving (or if it deems appropriate, making recommendations to the full Board of Directors regarding) the equity incentive plans, compensation plans and similar programs advisable for us, as well as modifying, amending or terminating existing plans and programs;

●	reviewing and approving the terms of any employment agreements, severance arrangements, change in control protections and any other compensatory arrangements for our executive officers;

●	reviewing with management and approving our disclosures under the caption “Compensation Discussion and Analysis” in our periodic reports or proxy statements to be filed with the SEC; and

●	preparing the report that the SEC requires in our annual proxy statements.

Nominating and Corporate Governance Committee

Drs. Kenny Yu, Tsun Yee Law, Ms. Diane Hare and Dr. Seth Berl serve as members of our Nominating and Corporate Governance Committee with Ms. Diane Hare serving as the chairwoman of the Nominating and Corporate Governance Committee. All of our Nominating and Corporate Governance Committee members satisfy the “independence” requirements of the Nasdaq listing rules and meet the independence standards under Rule 10A-3 under the Exchange Act. The functions of this committee include, among other things:

●	identifying, reviewing and evaluating candidates to serve on our Board of Directors consistent with criteria approved by our Board of Directors;

●	evaluating director performance on the Board and applicable committees of the Board and determining whether continued service on our Board is appropriate;

●	evaluating, nominating and recommending individuals for membership on our Board of Directors; and

●	evaluating nominations by stockholders of candidates for election to our Board of Directors.

The nominating and corporate governance committee takes into account many factors in determining recommendations for persons to serve on the Board of Directors, including the following:

●	personal and professional integrity, ethics and values;

●	experience in corporate management, such as serving as an officer or former officer of a publicly-held company;

●	experience as a board member or executive officer of another publicly-held company;

●	strong finance experience;

●	diversity of expertise and experience in substantive matters pertaining to our business relative to other board members;

●	diversity of background and perspective including, without limitation, with respect to age, gender, race, place of residence and specialized experience;

●	experience relevant to our business industry and with relevant social policy concerns; and

●	relevant academic expertise or other proficiency in an area of our business operations.

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Role of Board in Risk Oversight Process

Jay Jiang Yu, our President, Secretary, and Chairman of the Board of Directors, beneficially owns approximately 15.79% of the voting power of our Common Stock as of Record Date. Periodically, our Board of Directors assesses these roles and the Board of Directors leadership structure to ensure the interests of our company and our stockholders are best served. Our Board of Directors has determined that its current leadership structure is appropriate. Jay Jiang Yu, our President, Secretary, and Chairman of the Board of Directors, and James Walker, our Chief Executive Officer and director, have extensive knowledge of all aspects of our company, our business and risks.

While management is responsible for assessing and managing risks to our company, our Board of Directors is responsible for overseeing management’s efforts to assess and manage risk. This oversight is conducted primarily by our full Board of Directors, which has responsibility for general oversight of risks, and standing committees of our Board of Directors. Our Board of Directors satisfies this responsibility through full reports by each committee chair regarding the committee’s considerations and actions, as well as through regular reports directly from officers responsible for oversight of particular risks within our company. Our Board of Directors believes that full and open communications between management and the Board of Directors are essential for effective risk management and oversight.

Compensation Committee Interlocks and Insider Participation

None of our executive officers serves, or in the past has served, as a member of our Board of Directors Compensation Committee, or other committee serving an equivalent function. None of the members of our Compensation Committee is, or has ever been, an officer or employee of our company.

Amended and Restated Code of Business Conduct and Ethics

In December 2024, our Board of Directors adopted an amended and restated written code of business conduct and ethics (originally adopted in April 2024 prior to our initial public offering) that applies to our employees, officers and directors. A current copy of the current code is posted on the Corporate Governance section of our website, which will be located at https://ir.nanonuclearenergy.com/corporate-governance/governance-overview. The amendments to the code undertaken in December 2024 were technical, administrative or non-substantive.

We intend to disclose future amendments to certain provisions of our code of business conduct and ethics, or waivers of such provisions applicable to any principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, and our directors, on our website identified above or in filings with the SEC.

Amended and Restated Insider Trading Policy

In December 2024, our Board of Directors adopted an Amended and Restated Insider Trading Policy, which updated the policy adopted in April 2024. The policy was adopted in order that we can take an active role in the prevention of insider trading violations by our officers, directors, employees, consultants, attorneys, advisors and other related individuals. The Amended and Restated Insider Trading Policy is filed as an exhibit to our 2025 Annual Report.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our directors, executive officers and holders of more than ten percent of our Common Stock to file initial reports of ownership and reports of changes in ownership of our Common Stock with the Securities and Exchange Commission. Directors, executive officers and greater-than-ten percent stockholders are also required to furnish us with copies of all Section 16(a) forms that they file. Based solely on our review of such forms furnished to us and written representations from certain reporting persons, we believe that during the fiscal year ended September 30, 2025, all reports applicable to our executive officers, directors and greater than 10% beneficial owners were filed in a timely manner in accordance with Section 16(a) of the Exchange Act, except for Ms. Diane Hare whose Form 4 filing dated June 6, 2025 was delayed due to her travel and lack of internet access.

Meetings of the Board and Board Committees

Our Board met or acted by unanimous written consent to action 16 times during our fiscal year ended September 30, 2025. There were also four Audit Committee meetings, one Compensation Committee meeting and no Nominating and Corporate Governance meeting held during our fiscal year ended September 30, 2025. All of the members of our Board were present during at least 100% of the Board meetings and all of the members of the respective committees of the Board were present during at least 100% of such committee meetings held. We expect all of our directors to attend the Annual Meeting virtually.

Communications with the Board

Any stockholder or any other interested party who desires to communicate with our Board of Directors, our non-management directors, or any specified individual director, may do so by directing such correspondence to the attention of the Secretary, Nano Nuclear Energy Inc., 10 Times Square, 30th Floor, New York, New York 10018. The Secretary will forward the communication to the appropriate director or directors as appropriate.

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COMPENSATION DISCUSSION AND ANALYSIS

Overview

This section discusses the material elements of compensation awarded to, earned by, or paid to the individuals identified below. These individuals are referred to as our “named executive officers” or “NEOs” in this proxy statement, which include our President, Chief Executive Officer and Chief Financial Officer, any vice president in charge of a principal business unit, and any other officer or person who performs a significant policy-making function for the company. References below to “fiscal year 2025,” “2025,” or similar terminology mean our fiscal year ended September 30, 2025.

NAME	POSITION
Jay Jiang Yu	President, Secretary, and Chairman of the Board of Directors
James Walker	Chief Executive Officer and Director
Jaisun Garcha	Chief Financial Officer
Florent Heidet (1)	Chief Technology Officer

(1) Florent Heidet joined our company as Chief Technology Officer and Head of Reactor Development on March 6, 2025. On June 22, 2026, we terminated Dr. Heidet’s employment with our company.

Executive Summary

We are a nuclear energy and technology company developing smaller, simpler, and safer advanced clean energy solutions, utilizing proprietary reactor designs, intellectual property and research methods to build the sustainable energy solutions of the future. Our business plan involves comprehensive engagement across every sector of the nuclear power and energy industry, traversing the path from sourcing raw materials through to developing cutting edge advanced nuclear microreactors. Our dedication extends further, encompassing ambitions within the commercial nuclear fuel transportation sector, of the nuclear energy fuel supply chain, technology development, and nuclear consulting services.

We have undergone significant growth over the last two years. As we scale our organization, advance our microreactor platforms, build our integrated business lines, work on regulatory licensing and position our company for long-term commercialization, we have designed our executive compensation program to support these objectives.

Fiscal year 2025 was an important year in the advancement of our business lines, and we achieved multiple milestones along our strategic path. We completed the acquisition of intellectual property from Ultra Safe Nuclear Corp. relating to the patented designs for our KRONOS MMRTM Energy System (now our lead microreactor project) and the LOKI MMRTM microreactor, each of which is in development. We also solidified our relationship and working agreements with the University of Illinois Urbana-Champaign to support construction of the first protype KRONOS MMRTM. In addition, our leadership secured funding through private placements to support our research and operations. During the year, we hired key nuclear and engineering talent to support the advancement of our micro nuclear reactor technology and other programs, and we launched several business development initiatives.

Our Compensation Committee recognizes the entrepreneurial, continually evolving and multi-faceted nature of our business, the dynamic and competitive nature of our industry, and the importance of incentivizing executives as we further our stated business plans and pursue strategic growth opportunities in this environment. Prior to our acquisition of STS in May 2026, we generated only nominal revenues. As such, we do not believe highly prescriptive compensation structures are appropriate at this time. Accordingly, our Compensation Committee maintains a flexible, goal focused approach to executive compensation that reflects our evolving business and growth strategy. The Compensation Committee believes its pay decisions during fiscal year 2025 reflect the progress we achieved since our initial public offering in 2024. The Compensation Committee continues to evaluate our executive compensation program and expects it will evolve as the we mature.

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Compensation Program Objectives

Our current compensation program reflects our current stage of development—pre-revenue, capital-intensive, entrepreneurial and innovation-driven—and is intended to:

●	Align executive interests with near and long-term stockholder value creation;

●	Support the recruitment and retention of highly specialized technical and executive talent; and

●	Maintain flexible incentive programs that allow executives to pursue growth opportunities.

Consistent with these priorities, we seek to compensate individuals at competitive levels but without formulaic incentive programs. This allows our executives to remain agile while tackling the complex task of building a vertically integrated advanced nuclear energy company.

Setting Executive Compensation

Role of the Compensation Committee

The Compensation Committee oversees the design and execution of our compensation programs. It determines and approves compensation for all of our NEOs. The Compensation Committee also requests and evaluates our executive management’s recommendations regarding adjustments to annual cash compensation, long-term incentive opportunities, program design, special milestone awards and other compensation matters for the executive team. The Compensation Committee also oversees the structure of our compensation and incentive programs, the benefits programs, and equity incentives. Compensation Committee decisions with regards to Chief Executive Officer compensation are made independently or in executive session meeting and without management present.

Role of the Chief Executive Officer

Our Chief Executive Officer (with input from our President) is responsible for evaluating the performance of other executive officers and recommending adjustments to salary, bonus, and equity awards. This assessment is conducted with consideration of relevant market benchmarks, as provided by Korn Ferry, our independent compensation consultant (“Korn Ferry”).

Our Compensation Committee discusses these recommendations with our Chief Executive Officer and President and weighs them, among other considerations, when determining compensation for executive officers, including the other named executive officers.

Role of Compensation Consultants

In 2025, our Compensation Committee sought assistance from Korn Ferry as an independent third-party compensation consultant. Korn Ferry advised on relevant executive and director benchmarking. Our Compensation Committee also sought feedback on equity pool usage, special milestone awards and other compensation-related items. Korn Ferry did not provide any additional services to our company in 2025. We do not believe the retention of, and the work performed by, Korn Ferry creates any conflict of interest.

Defining Comparable Compensation for Compensation Purposes

Our Compensation Committee, with the assistance of Korn Ferry, developed a peer group for use in making compensation decisions. The Compensation Committee does not rely solely on peer group data in determining executive pay nor does it target a particular percentile. The peer group is used as one input in compensation decisions, along with individual performance, skills, and internal positioning.

The peer group companies were selected based on similarities with our organizational size, scope, and complexity. In particular, peer companies exhibited innovative-oriented engineering and required highly technical talent. The following are the peer companies used by Compensation Committee in its work:

American Superconductor Corp.	EOS Energy Enterprises, Inc.	Preformed Line Products Co.
Chargepoint Holdings	Hyliion Holdings Corp.	Shoals Technologies Group, Inc.
Energy Vault Holdings	Nuscale Power Corp.	Thermon Group Holdings, Inc.
Enovix Corp.	Oklo Inc.	Vicor Corp.

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Elements of Compensation

Our executive compensation program seeks to motivate our executive officers and to reward them when they meet and exceed strategic milestones. Our executive compensation program consists of four compensation elements: base salary, annual cash incentive, long-term incentives, and other compensation benefits, such as retirement programs and severance protection. Consistent with our pre-revenue stage profile and long-term commercialization strategy, a substantial portion of target compensation for executive officers is delivered in the form of long-term equity incentives rather than fixed cash compensation.

Base Salary

Base salary is fixed compensation primarily used to attract and retain top talent with the experience, skills, and abilities critical to the success of our company. Our Compensation Committee reviews base salaries on an annual basis and may make adjustments after considering performance levels of each NEO, any material changes to the individual’s role and responsibilities during the year, each NEO’s relative pay level against peer group companies, and the recommendations of our Chief Executive Officer and President.

On June 3, 2025, the Compensation Committee approved increases to the compensation arrangements for our executive officers. The base salary increases were primarily made to better align NEO pay levels with current market practices.

The base salaries for our executive officers during Fiscal Year 2025 are shown in the table below:

EXECUTIVE	2025 BASE SALARY/COMPENSATION
Jay Jiang Yu	$650,000
James Walker (1)	$500,000
Jaisun Garcha (1)	$400,000
Florent Heidet (2)	$400,000

(1) Messrs. Walker and Garcha provided services to our company as independent contractors during fiscal year 2025 and 2024. Prior to June 3, 2025, Messrs. Walker and Garcha did not have any fixed retainer and invoiced our company on a variable basis; therefore, no base salary or compensation was indicated for October 2024. The June 3, 2025 amounts reflected approved annualized consulting retainers payable pursuant to their consulting arrangements with us.

(2) Mr. Heidet joined our company as Chief Technology Officer and Head of Reactor Development on March 6, 2025, with an initial base salary of $300,000. On June 3, 2025, his salary was increased to $400,000. On June 22, 2026, we terminated Dr. Heidet’s employment with our company.

Our Chief Executive Officer, James Walker, and our Chief Financial Officer, Jaisun Garcha, were not legally employees of our company for the fiscal year ended September 30, 2025. Both executives were engaged as independent contractors until January 2026, at which point they entered into employment agreements with us. Given their status as independent contractors during the most recently completed fiscal year, the payments for their services are reflected in the “All Other Compensation” column of the Summary Compensation table included as part of the Executive and Director Compensation section of this proxy statement.

Pursuant to their employment agreements, Mr. Walker is entitled to an annual base salary of $500,000, and Mr. Garcha is entitled to an annual base salary of $400,000.

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Annual Cash Incentives

Our annual cash incentive program is designed to reward achievement of key strategic, operational, and organizational objectives critical to long-term value creation. Given our development-stage profile, incentives reflect progress against corporate milestones.

The discretionary nature of the annual cash incentive program provides flexibility for executives to pursue opportunities as they arise. The Compensation Committee expects to adopt a more formal, metric-oriented incentive program as we mature and move closer to commercialization.

In determining cash awards for our NEOs for fiscal year 2025, the Compensation Committee considered the following factors:

●	Completion of strategic acquisitions that expanded technical capabilities;
●	Advancement of the collaboration with the University of Illinois Urbana-Champaign to support development, construction and licensing of our prototype KRONOS MMRTM reactor;
●	Our strengthened positioning within the advanced nuclear energy ecosystem;
●	Execution of memoranda of understanding to explore various strategic initiatives;
●	Completion of private placements resulting in total gross proceeds in excess of $200 million in fiscal years 2025 and 2024;
●	Demonstrated access to public capital markets;
●	Completion of assembly of the first reactor core hardware of the Zeus microreactor for initial non-nuclear testing;
●	Expansion of technical capabilities and workforce; and
●	Implementation of governance and public company processes.

The Compensation Committee also considered each executive’s individual contributions, leadership effectiveness, execution against assigned responsibilities, and role in advancing our strategic objectives. Based on the Compensation Committee’s overall assessment of NEO performance, the Compensation Committee determined to award cash bonuses as shown in the table below during the fiscal year 2025:

EXECUTIVE	2025 CASH BONUSES
Jay Jiang Yu	$600,000
James Walker	$300,000
Jaisun Garcha	$200,000
Florent Heidet(1)	$125,000

(1) On June 22, 2026, we terminated Dr. Heidet’s employment with our company.

Long-term Incentives

Annual Equity Incentives

Equity-based compensation represents a foundational component of our executive compensation program. Although we have not adopted a formal policy governing equity incentive grants to executive officers, we believe that equity awards (i) reinforce the linkage between executive compensation and long-term performance, (ii) promote an ownership-oriented culture, and (iii) further align the interests of executive officers and stockholders. In addition, we believe that time-based vesting provisions support retention by incentivizing executive officers to remain employed with our company throughout the applicable vesting period.

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During fiscal year 2025, our NEOs received grants of restricted stock units (“RSUs”) as part of the annual equity incentive program. The RSUs were granted on June 3, 2025, with one third of the award vesting on each of the first, second, and third anniversaries of the grant date, subject to continued service with the Company.

The number and value of RSUs granted in June 2025 are shown in the table below:

EXECUTIVE	# OF RSUs GRANTED	GRANT DATE FAIR VALUE OF AWARD
Jay Jiang Yu	137,700	$4,018,086
James Walker	86,064	$2,511,348
Jaisun Garcha	51,645	$1,507,001
Florent Heidet(1)	27,555	$804,055

(1) On June 22, 2026, we terminated Dr. Heidet’s employment with our company.

Special IPO One-Time Awards

Shortly after completing our initial public offering in May 2024, the Compensation Committee approved one-time stock option awards to Messrs. Yu, Walker, and Garcha. In approving these awards, the Compensation Committee considered the substantial efforts undertaken by these executives in connection with our initial public offering process, the historically below-market cash compensation levels paid prior to becoming a public company, and the importance of aligning executive interests with long-term stockholder value creation following our initial public offering. The stock options granted to Messrs. Yu, Walker, and Garcha vested immediately and have a 10-year term.

EXECUTIVE	# OF OPTIONS GRANTED	GRANT DATE FAIR VALUE OF AWARD
Jay Jiang Yu	300,000	$6,043,422
James Walker	300,000	$6,043,422
Jaisun Garcha	150,000	$3,021,711

Stock Options Granted to Dr. Heidet

As an inducement to join our company, Dr. Heidet was granted 338,000 options on March 6, 2025. The options vest over a six-year period. All portions of the options (regardless of whether vested or not vested) shall expire and shall no longer be exercisable 10 years from the grant date. On June 22, 2026, we terminated Dr. Heidet’s employment with our company.

Other Compensation Benefits

Perquisites

We provide limited perquisites to our executive officers, consisting primarily of standard benefits that are generally available to all employees, and do not view perquisites as a significant element of executive compensation. For fiscal year 2025, the only perquisites available to NEOs were matching contributions made under our 401(k) plan. Eligible employees may contribute up to 100% of their eligible compensation, subject to the maximum amounts permitted under law. We currently provide discretionary matching contributions to the 401(k) plan on behalf of participants. Matching contributions vest immediately.

Severance Benefits Upon Termination of Employment

Pursuant to their employment agreements, Messrs. Yu, Walker and Garcha are entitled to severance benefits in the event of a termination of employment without cause or a resignation for good reason (as defined in their respective employment agreements). The Compensation Committee considers these severance protections to be set at conservative levels compared to competitive practices and will continue to evaluate severance protections on an ongoing basis. However, Dr. Heidet, our former Chief Technology Officer and Head of Reactor Development, was not entitled to any severance benefits or termination payments in the event of a termination of employment with us for any reason.

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Compensation Governance and Practices

Our Compensation Committee oversees executive compensation and ensures alignment with stockholder interests.

Say-on-Pay

As we remain an “emerging growth company” under applicable federal securities laws, we have not yet held our first advisory vote on executive compensation. However, our Board Chairman and members of management regularly engage with investors and consider investor feedback regarding executive compensation and governance matters.

The Board Chairman and the Compensation Committee value the opinion of our investors and will consider their input on an ongoing basis. Once we hold a say-on-pay vote, the Compensation Committee will review the results and seek investor feedback when making compensation decisions for our executives, including our NEOs.

Clawback Policy

Effective as of April 9, 2024, our Board of Directors adopted an Executive Compensation Clawback Policy aligning with SEC and Nasdaq requirements. The Clawback Policy applies to our current and former executive officers and subjects their incentive-based compensation that is granted, earned, or vested based wholly or in part upon the attainment of a financial reporting measure. Recovery, to the extent practical, of any incentive-based compensation from an executive officer shall apply only in the event that the incentive-based compensation is deemed to have been erroneously awarded.

Tax and Accounting

In designing and evaluating compensation programs, the Compensation Committee considers the tax and accounting implications of its decisions among other factors. While the Compensation Committee considers the extent to which compensation is deductible, the Compensation Committee focuses primarily on factors that provide incentives for the achievement of business objectives. Accordingly, the Compensation Committee retains flexibility and discretion to structure compensation appropriate, whether or not deductible. Likewise, the Compensation Committee may consider the impact of accounting rules, including the way in which compensation is expensed, but the Compensation Committee retains the flexibility and discretion to structure compensation appropriately without regard to its accounting treatment.

Equity Grant Policy

We do not have a formal policy with respect to the timing of our equity award grants. Our Compensation Committee’s general practice is not to grant equity awards in anticipation of the release of material nonpublic information or time the release of material nonpublic information for the purpose of affecting the value of executive compensation.

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EXECUTIVE AND DIRECTOR COMPENSATION

This section sets forth the material components of the executive compensation for our NEOs for the years ended September 30, 2025, 2024 and 2023. NEOs include our President, Chief Executive Officer and Chief Financial Officer, any vice president in charge of a principal business unit, and any other officer or person who performs a significant policy-making function for the company.

Summary Compensation Table

The following table presents the compensation awarded to or earned by or paid to our named executive officers during the fiscal years ended September 30, 2025, 2024 and 2023.

Name and Principal Position	Year	Salary ($)	Bonus ($)(3)	Option Awards ($)(2)	RSUs ($) (1)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)(4)	Total ($)
Jay Jiang Yu	2025	$496,667	$600,000	$6,043,422	$4,018,086	-	-	$-	$11,158,175
President, Secretary, and Chairman of the Board of Directors	2024	-	-	-	-	-	-	$390,000	$390,000
	2023	-	-	$317,652	-	-	-	$225,000	$542,652
James Walker	2025	$-	$300,000	$6,043,422	$2,511,348	$-	-	$426,668	$9,281,438
Chief Executive Officer and Director	2024	-	-	-	-	-	-	$185,000	$185,000
	2023	-	-	$317,652	-	-	-	$90,000	$407,652
Jaisun Garcha	2025	$-	$200,000	$3,021,711	$1,507,001	-	-	$326,333	$5,055,045
Chief Financial Officer	2024	-	-	-	-	-	-	$170,000	$170,000
	2023	-	-	$77,786	-	-	-	$90,000	$167,786
Florent Heidet (5)	2025	$208,333	$125,000	$6,812,116,	$804,055	-	-	$3,333	$7,952,837
Former Chief Technology Officer	2024	-	-	-	-	-	-	-	-
	2023	-	-	-	-	-	-	-	-

(1)	Amounts reflect the aggregate grant date fair value of RSU awards granted to our named executive officers during the applicable year calculated in accordance with FASB ASC Topic 718, rather than the amounts paid to or realized by the applicable named executive officer. See Note 4 in our audited consolidated financial statements for the fiscal year ended September 30, 2025 for a discussion of the relevant assumptions used in calculating these amounts. The number of RSUs subject to each award was determined by dividing the dollar-denominated value by our closing price on the grant date.
(2)	Amounts reflect the aggregate grant date fair value of stock options granted to our named executive officers during the applicable year calculated in accordance with FASB ASC Topic 718, rather than the amounts paid to or realized by the applicable named executive officer. See Note 5 to the consolidated financial statements for the fiscal years ended September 30, 2024 and 2023 included on Form 10-K for the fiscal year ended September 20, 2024, and Note 4 to our audited consolidated financial statements for the fiscal year ended September 30, 2025 (which appears in the 2025 Annual Report).
(3)	Amounts listed include discretionary bonuses paid to our named executive officers for their performance during the applicable year.
(4)	For non-employee executive officers, amounts reflect compensation paid as consulting fees and for employee executive officers, amounts reflect matching contributions made by us under our 401(k) plan.
(5)	Dr. Heidet commenced employment as our Chief Technology Officer in March 2025. On June 22, 2026, we terminated Dr. Heidet’s employment with our company.

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Narrative to Summary Compensation Table

Employment Agreement with Mr. Yu

On October 17, 2024, we entered into an employment agreement with Mr. Jay Jiang Yu (the “Yu Employment Agreement”), pursuant to which Mr. Yu will continue to serve as our President, reporting to our Board of directors. The Compensation Committee of our Board (with the members of such committee also comprising a majority of the entire Board) independently reviewed and approved the Yu Employment Agreement.

The Yu Employment Agreement has an effective date of October 1, 2024, and has a three-year term, after which the Yu Employment Agreement will automatically renew for additional one-year period unless either party provides written notice of its intention not to extend the Yu Employment Agreement at least 90 days prior to a renewal date. Mr. Yu will provide no less than 40 hours per week to the business and affairs of our company.

The Yu Employment Agreement entitles Mr. Yu to a base salary of $420,000, eligibility for an annual bonus, eligibility for equity-based compensation awards and fringe benefits, perquisites, and employee benefits consistent with our practices. The Yu Employment Agreement also entitles Mr. Yu to be indemnified and advanced legal fees to the maximum extent permitted under our bylaws and other governing documents.

Under the Yu Employment Agreement, if we terminate Mr. Yu without “Cause” or Mr. Yu terminates employment with the Company for “Good Reason” (each as defined in the employment agreement), subject to the execution and non-revocation of a release of claims, Mr. Yu is entitled to receive the following: (i) 100% of any earned, pro-rated bonus, (ii) continued base salary for one year following termination, (iii) subsidized COBRA coverage for up to 18 months, and (iv) the treatment of Mr. Yu’s outstanding equity awards to be determined in accordance with the applicable equity plan and award agreement.

The Yu Employment Agreement includes standard restrictive covenants in favor of our company, including confidentiality and one-year post-termination customer and employee non-solicitation and non-competition restrictions.

Employment Agreements with Mr. Walker and Mr. Garcha

On January 31, 2026, we entered into employment agreements with Mr. James Walker, our Chief Executive Officer and director (the “Walker Employment Agreement”), and Mr. Jaisun Garcha, our Chief Financial Officer (the “Garcha Employment Agreement,” and together with the Walker Employment Agreement, the “Walker and Garcha Employment Agreements”), effective January 1, 2026.

The Walker and Garcha Employment Agreements were entered into to formalize the employment of Mr. Walker and Mr. Garcha by the Company for Canadian employment purposes. The Walker and Garcha Employment Agreements do not modify any material compensatory terms or arrangements applicable to Mr. Walker or Mr. Garcha, and no changes have been made to any previously disclosed compensation. The Compensation Committee of our Board independently reviewed and unanimously approved of the Walker and Garcha Employment Agreements.

Pursuant to the Walker Employment Agreement, Mr. Walker will continue to serve as our Chief Executive Officer, effective on January 1, 2026. The Walker Employment Agreement superseded and replaced the consulting agreement that had been in effect since February 8, 2022 between us and Mr. Walker, except for certain provisions of the consulting agreement related to confidentiality, intellectual property and similar provisions that remain in full force and effect for the time period of such consulting agreement.

Pursuant to the Garcha Employment Agreement, Mr. Garcha will continue to serve as our Chief Financial Officer, effective on January 1, 2026. The Garcha Employment Agreement superseded and replaced the consulting agreement that had been in effect since February 8, 2022 between us and Mr. Garcha, except for certain provisions of the consulting agreement related to confidentiality, intellectual property and similar provisions that remain in full force and effect for the time period of such consulting agreement.

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Each of the Walker and Garcha Employment Agreements has an initial term of three years. Following the expiration of the initial term, each of them will automatically renew for an additional one-year period unless either party provides written notice of its intention not to renew at least 90 days prior to the applicable renewal date. During the term of the Walker and Garcha Employment Agreements, each of Mr. Walker and Mr. Garcha is required to devote approximately 40 hours per week to our business operations.

Pursuant to the Walker and Garcha Employment Agreements, as was the case prior to the execution of the Walker and Garcha Employment Agreements, Mr. Walker is entitled to an annual base salary of $500,000, and Mr. Garcha is entitled to an annual base salary of $400,000. Each of Mr. Walker and Mr. Garcha is also eligible to receive an annual bonus, equity-based compensation awards, and fringe benefits, perquisites, and employee benefits consistent with our practices. The Walker and Garcha Employment Agreements further provide that Mr. Walker and Mr. Garcha are entitled to indemnification and advancement of legal fees to the maximum extent permitted under our bylaws and other governing documents.

Upon the expiration of the Walker and Garcha Employment Agreements, our termination of Mr. Walker and Mr. Garcha for “Cause” (as defined in the Employment Agreements), or the voluntary termination of employment by Mr. Walker or Mr. Garcha without “Good Reason” (as defined in the Employment Agreements), Mr. Walker and Mr. Garcha will be entitled to receive any accrued by unpaid base salary, accrued but unused vacation, reimbursement for unreimbursed business expenses, and applicable employee benefits in accordance with our plans (collectively, the “Accrued Amounts”).

Under the Walker and Garcha Employment Agreements, if we terminate the employment of Mr. Walker or Mr. Garcha without Cause, or if Mr. Walker or Mr. Garcha terminates the employment for Good Reason, in each case subject to the execution and non-revocation of a release of claims, Mr. Walker or Mr. Garcha, as applicable, will be entitled to receive: (i) 100% of any earned, pro-rated bonus, (ii) continued payment of base salary for one year following the termination, (iii) subsidized health coverage for up to 18 months, and (iv) treatment of outstanding equity awards in accordance with the applicable equity plans and award agreements.

If Mr. Walker or Mr. Garcha dies or becomes disabled during the terms of the Walker and Garcha Employment Agreements, Mr. Walker or Mr. Garcha (or their respective estate, as applicable) will be entitled to receive the Accrued Amounts and a lump sum payment equal to a pro-rata portion of the applicable annual bonus for the year of termination.

The Walker and Garcha Employment Agreements include standard restrictive covenants in favor of the Company, including confidentiality obligations and one-year post-termination non-solicitation and non-competition restrictions.

Employment Agreement with Dr. Heidet, Our Former Chief Technology Officer and Head of Reactor Development

On March 6, 2025, we entered into an employment agreement (the “Heidet Employment Agreement”) with Dr. Heidet, effective on March 6, 2025. Pursuant to the Heidet Employment Agreement, Dr. Heidet serves as our Chief Technology Officer and Head of Reactor Development, with the initial term of three (3) years, ending on March 6, 2028. Thereafter, the Heidet Employment Agreement will be automatically renewed for successive one (1)-year periods unless either we or Dr. Heidet provides written notice of non-renewal at least 90 days prior to the applicable renewal date.

Dr. Heidet is entitled to an annual base salary of $300,000, plus eligibility for an annual bonus and equity-based compensation awards, and entitlement to participate in employee benefits plans and other customary benefits provided by us. Dr. Heidet is also entitled to a one-time sign-up bonus of $25,000, payable within 30 days of March 6, 2025. The Heidet Employment Agreement contains customary restrictive covenants relating to non-solicitation and non-competition for a period of one year after the date of termination of employment, confidentiality covenants restricting disclosures of the intellectual property rights and other confidential information. Additionally, the Heidet Employment Agreement may be terminated through applicable notice procedure by either the Company or Dr. Heidet at any time for any reason.

On June 22, 2026, we terminated Dr. Heidet’s employment with our company.

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Employment Agreement with Mr. Boyd

On May 22, 2026, our company and STS entered into an employment agreement with Mr. Boyd, to memorialize the terms and conditions of Mr. Boyd’s employment as President of STS (the “Boyd Employment Agreement”).

Under the Boyd Employment Agreement, Mr. Boyd is entitled to an annual base salary of $ $350,000, subject to the adjustment by our Chief Executive Officer from time to time. Pursuant to the Boyd Employment Agreement, Mr. Boyd is eligible for an annual target performance bonus of 40% of his then-current base salary, with a maximum potential bonus of up to 60% of his then-current base salary, plus the participation in our 2025 Equity Incentive Plan and other customary employee benefit plans and programs subject to the applicable terms of the Boyd Employment Agreement.

The Boyd Employment Agreement provides for severance payments in the event STS terminates Mr. Boyd’s employment without “Cause” or Mr. Boyd resigns for “Good Reason” (each as defined in the Boyd Employment Agreement). In such event, Mr. Boyd will be entitled to receive accrued compensation, a severance payment equal to twelve months of base salary payable in accordance with STS’s normal payroll practices, a pro-rated annual bonus based on actual performance, and Company-paid medical insurance premiums under COBRA coverage for up to twelve months, subject to Mr. Boyd’s execution and non-revocation of a general release. If Mr. Boyd’s employment is terminated for Cause, due to death or disability, or if Mr. Boyd resigns without Good Reason, Mr. Boyd will only be entitled to accrued compensation through the date of termination. The Boyd Employment Agreement also contains restrictive covenant provisions applicable during Mr. Boyd’s employment and following termination in certain circumstances.

Mr. Boyd shall serve as the President of STS for an initial period of five (5) years from May 22, 2026 to May 21, 2031 (“Boyd Initial Term”), with an automatic renewal of one (1) year. If either party wishes to terminate the Boyd Employment Agreement upon the expiration of the Boyd Initial Term, such party shall provide at least sixty (60) days’ written notice to the other party. Notwithstanding anything contained herein to the contrary, Mr. Boyd’s employment with STS is “at-will” and may be terminated by either party at any time, with or without cause.

Amendment to Compensatory Arrangements of Certain Officers

On June 3, 2025, the Compensation Committee of our Board approved certain amendments to the compensation arrangements for our executive officers, effective as of June 3, 2025. The compensation amendments for our executive officers were made to better align its compensation program with current market practices, based on an executive compensation benchmarking report provided by an independent consulting firm commissioned by us.

The compensation amendments for our executive officers are shown in the table below:

Name of Executive Officer	New Annual Base Salary/ Compensation
Jay Jiang Yu	$650,000
James Walker	$500,000
Jaisun Garcha	$400,000
Florent Heidet(1)	$400,000

(1) On June 22, 2026, we terminated Dr. Heidet’s employment with our company.

Retirement Benefits

We do not sponsor any retirement benefit arrangements covering our NEOs at this time.

Termination and Change in Control Benefits

The material terms of the contracts with each of our NEOs are summarized above, including the payments to NEOs at, following, or in connection with the resignation, change in control, or other termination of an NEO.

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2023 Stock Option Agreements

We have entered into nonqualified stock option agreements (or the 2023 Stock Option Agreements) pursuant to the 2023 Stock Option Plan #1 (as defined below) and the 2023 Stock Option Plan #2 (as defined below) with our executive officers and directors under similar terms. Under the 2023 Stock Option Agreements, each applicable executive officer and director was granted an option to acquire certain Common Stock under those two option plans at a certain exercise price.

Their options shall vest immediately on the date of grant, subject to their continued service with our company or its subsidiaries on each applicable vesting date. The following table provides information regarding each stock option held (“SO”) and Restricted Stock Unit (“RSU”) held by the named executive officers as of September 30, 2025. Our NEOs held no other outstanding equity awards as of September 30, 2025.

2025 Equity Grants

The following table shows the potential payouts for our 2025 cash incentives and actual payouts for our equity grants for all NEOs.

Grants of Plan-Based Awards

			Estimated Future Payouts under Non-equity Incentive Plan Awards			Estimated Future Payouts under Equity Incentive Plan Awards			All Other Stock Awards: # of Shares of	All Other Option Awards: # of Securities	Exercise or Base Price of Option	Grant Date Fair Value of Stock and
Name	Type of Award	Grant Date	Threshold ($)	Target ($)(1)	Maximum ($)(2)	Threshold ($)	Target ($)(1)	Maximum ($)(2)	Stock or Units (#)	Underlying Options (#)	Awards ($/Share)	Option Awards ($)
Jay Jiang Yu	RSU	06/03/25	—	—	—	—	—	—	137,700			$4,018,086
	SO	03/13/25	—	—	—	—	—	—		300,000	$28.32	$6,043,422
James Walker	RSU	06/03/25	—	—	—	—	—	—	86,064			$2,511,348
	SO	03/13/25	—	—	—	—	—	—		300,000	$28.32	$6,043,422
Jaisun Garcha	RSU	06/03/25	—	—	—	—	—	—	51,645			$1,507,001
	SO	03/13/25	—	—	—	—	—	—		150,000	$28.32	$3,021,711
Florent Heidet(1)	RSU	06/03/25	—	—	—	—	—	—	27,555			$804,055
	SO	03/13/25	—	—	—	—	—	—		338,000	$26.97	$6,812,116

(1) On June 22, 2026, we terminated Dr. Heidet’s employment with our company.

Option Exercises and Stock Vested in 2025

There were no equity awards that vested in 2025 from previous grants and awards by our NEOs.

There was no issuance of shares of common stock as equity awards to any of directors during the fiscal years ended September 30, 2025.

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Outstanding Equity Awards Held by NEOs as of September 30, 2025

The following table illustrates outstanding equity awards held by our NEOs as of September 30, 2025.

		Option Awards				Stock Awards (RSUs)
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock that Have Not Vested ($)(1)
	06/03/25	—	—	—	—	137,700	$5,309,712
Jay Jiang Yu	02/10/23	500,000	—	$1.50	02/10/26	—	—
	06/07/23	200,000	—	$3.00	06/07/26	—	—
	03/13/25	300,000	—	$28.32	03/13/35	—	—
	06/03/25	—	—	—	—	86,064	$3,318,628
James Walker	02/10/23	500,000	—	$1.50	02/10/26	—	—
	06/07/23	200,000	—	$3.00	06/07/26	—	—
	03/13/25	300,000	—	$28.32	03/13/35	—	—
	06/03/25	—	—	—	—	51,645	$1,991,431
Jaisun Garcha	02/10/23	150,000	—	$1.50	02/10/26	—	—
	06/07/23	40,000	—	$3.00	06/07/26	—	—
	03/13/25	150,000	—	$28.32	03/13/35	—	—
Florent	06/03/25	—	—	—	—	27,555	$1,062,521
Heidet(2)	03/13/25	338,000	—	$26.97	03/06/35	—	—

(1) Based on stock price of $38.56 as of September 30, 2025.

(2) On June 22, 2026, we terminated Dr. Heidet’s employment with our company.

2023 Stock Option Plans

On February 10, 2023, and on June 7, 2023, our Board adopted two distinct stock option plans for our company (which we refer to individually, the 2023 Stock Option Plan #1 and the 2023 Stock Option Plan #2; collectively, the 2023 Stock Option Plans). The plans were otherwise substantially similar in their substance.

The principal purposes of the 2023 Plans were to: (a) improve individual performance by providing long-term incentives and rewards to certain of our employees, directors, and consultants; (b) assist our company in attracting, retaining, and motivating certain employees, directors, and consultants with experience and ability; and (c) align the interests of such persons with those of our stockholders.

No awards have been granted under the 2023 Stock Option Plans or any other prior plan on or after the effective date of the 2025 Plan (defined below). The 2023 Stock Option Plans have been replaced by the 2025 Plan on February 28, 2025.

The following description of the principal terms of the 2023 Stock Option Plan #1 and the 2023 Stock Option Plan #2 is a summary and is qualified in its entirety by their full text and all amendments thereto.

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Administration

The 2023 Stock Option Plans may be administered by our Board or a committee appointed by, and consisting of two or more members of, the Board (or the Plan Administrator). At any time when no committee has been appointed to administer each of the 2023 Stock Option Plans, the Board will be the Plan Administrator. The Plan Administrator, in its exclusive discretion, selects the individuals to whom awards may be granted, the types of awards granted, the time or times at which such awards are granted, and the terms and conditions of such awards. The Plan Administrator also has exclusive authority to interpret each of the 2023 Stock Option Plans and the terms of any instrument evidencing any awards and may adopt and change rules and regulations of general application for their administration. The Plan Administrator may delegate administrative duties to such of our company’s officers as it so determines. Unless sooner terminated, each of the 2023 Stock Option Plans shall terminate ten years after the earlier of the plan’s adoption by the Board and approval by our company’s stockholders.

Share Reserve

The 2023 Stock Option Plan #1 provides for the grant of options to purchase up to 3,247,030 shares of the Common Stock of the Company. The maximum aggregate number of shares of Common Stock that may be optioned and sold under the 2023 Stock Option Plan #1 will be subject to an increase on the first day of each fiscal quarter equal to 15% increase in the total outstanding shares of our Common Stock in the preceding quarter. As of September 30, 2025, there were no additional options available for issuance under the 2023 Stock Option Plan #1.

The 2023 Stock Option Plan #2 provides for the grant of options to purchase up to 1,727,730 shares of the Common Stock of the Company. The maximum aggregate number of shares of Common Stock that may be optioned and sold under the 2023 Stock Option Plan #2 will be increased each quarter, with the first quarterly increase on June 20, 2023, and every three months thereafter. As of September 30, 2025, there were no additional options available for issuance under the 2023 Stock Option Plan #2.

The maximum number of shares available under each of the 2023 Stock Option Plans is equal to the lesser of: (1) the number of shares equal to 15% of the outstanding shares of Common Stock on the applicable adjustment date (or the Adjustment Date), less (a) the number of shares of Common Stock that may be optioned and sold under the plan prior to the Adjustment Date, and (b) the number of shares of Common Stock that may be optioned and sold under any other stock option plan of our company in effect as of the Adjustment Date; or (2) such lesser number of shares of Common Stock as may be determined by the Board. Any shares of Common Stock that have been made subject to an award that cease to be subject to the award (other than by reason of exercise or settlement of the award to the extent it is exercised for or settled in shares) shall again be available for issuance in connection with future grants of awards under each of the 2023 Stock Option Plans.

Withholding

Our company may require participants to pay to our company the amount of any taxes that our company is required by applicable federal, state, local or foreign law to withhold with respect to the grant, vesting or exercise of awards granted under the 2023 Stock Option Plans.

Eligibility

An award may be granted to any officer, director or employee of our company (which we refer to as a Related Company, as defined in the 2023 Stock Option Plans), that the Plan Administrator from time to time selects. An award may also be granted to any consultant, agent, advisor or independent contractor who provides services to our company or any Related Company, so long as such Consultant Participant: (a) is a natural person; (b) renders bona fide services that are not in connection with the offer and sale of our company’s securities in a capital-raising transaction; and (c) does not directly or indirectly promote or maintain a market for our company’s securities.

Types of Option Awards

The 2023 Stock Option Plans provide for the grant of stock options, which may be incentive stock options (or ISOs) or nonqualified stock options (or NSOs), which entitle the holder to purchase a specified number of shares of Common Stock at a specified price (the exercise price), subject to the terms and conditions of the stock option grant. An option holder may pay the exercise price of an option in cash or by any other method of payment which the Stock Option Administrator shall approve. Each of the 2023 Stock Option Plans provides that an option has a maximum term of 10 years from the grant date.

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The exercise price of an ISO shall be at least 100% of the fair market value of the Common Stock on the grant date. If an ISO is granted to a recipient who owns more than 10% of the total combined voting power of all classes of the stock of our company or of its parent or subsidiary corporations (which we refer to as a Ten Percent Stockholder), the exercise price of the ISO shall not be less than 110% of the fair market value of the Common Stock on the grant date.

Taxation

The aggregate fair market value, determined at the time of grant, of Common Stock with respect to ISOs that are exercisable for the first time by an option holder during any calendar year may not exceed $100,000. Options or portions thereof that exceed such limit will generally be treated as NSOs. No ISO may be granted to any person who, at the time of the grant, owns or is deemed to own stock possessing more than 10% of our company’s total combined voting power or that of any of our company’s affiliates unless the option exercise price is at least 110% of the fair market value of Common Stock on the date of grant.

Changes to Capital Structure

In the event of certain changes in capitalization, including a stock split, stock dividend, or an extraordinary corporate transaction such as any reorganization, merger, consolidation, recapitalization, or reclassification, proportionate adjustments will be made in the number and kind of shares available for issuance under each of the 2023 Stock Option Plans, the number and kind of shares subject to each outstanding award, and/or the exercise price of each outstanding award.

Transferability

Awards granted under the 2023 Stock Option Plans may not be assigned, pledged, or transferred in any manner, other than by will or by the applicable laws of descent and distribution, and may be exercised, during the lifetime of the participant, only by the participant. Notwithstanding the foregoing, the Plan Administrator may, in its discretion, permit award transfers after the participant’s death. If the Plan Administrator makes an award transferable, such award will be subject to all the terms and conditions of the plan and those contained in the instrument evidencing the award.

Amendment and Termination

Our Board may amend, suspend or terminate each of the 2023 Stock Option Plans at any time. Any such termination will not affect outstanding awards. No amendment, alteration, suspension, or termination of the 2023 Stock Option Plans will materially impair the rights of any participant, unless mutually agreed otherwise between the participant and our company. Approval of the stockholders shall be required for any amendment, where required by applicable law, as well as (i) to increase the number of shares of Common Stock available for issuance under each of the 2023 Stock Option Plans and (ii) to change the persons or class of persons eligible to receive awards under each of the 2023 Stock Option Plans. Unless sooner terminated, the 2023 Stock Option Plans shall terminate ten years after the earlier of the plan’s adoption by the Board and approval by our company’s stockholders.

2025 Equity Incentive Plan

On February 28, 2025, the Board approved the Nano Nuclear Energy Inc. 2025 Equity Incentive Plan (the “2025 Plan”), effective as of February 28, 2025. The 2025 Plan was approved by the shareholders on April 23, 2025, which replaced the 2023 Stock Option Plans.

The following description of the principal terms of the 2025 Plan is a summary and is qualified in its entirety by their full text and all amendments thereto.

Purpose

The purpose of the 2025 Plan is to enhance our ability to attract, retain and motivate persons who make important contributions to us by providing these individuals with equity ownership opportunities and/or equity-linked compensatory opportunities. Equity awards and equity-linked compensatory opportunities are intended to assist in further aligning the interests of directors, employees, and consultants with those of our stockholders.

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Eligibility

The 2025 Plan Administrator (as defined below) may grant awards to any director, employee or consultant of the Company or its subsidiaries. Only employees are eligible to receive incentive stock options. As of September 30, 2025, approximately 63 individuals were eligible to participate in the 2025 Plan, which included approximately four non-employee directors, 32 full-time employees, and 27 consultants.

Administration

The 2025 Plan will be administered by the Board or one or more committees or subcommittees of the Board, which will be comprised, unless otherwise determined by the Board, solely of not less than two members who will be non-employee directors (a “Committee”), or any officer that has been delegated administrative authority pursuant to the 2025 Plan for the duration such delegation is in effect (collectively, the “2025 Plan Administrator”). The 2025 Plan Administrator, which initially will be the Compensation Committee of our Board of directors, will have full power to (i) designate participants; (ii) determine the type or types of awards to be granted to a participant; (iii) determine the number of shares to be covered by, or with respect to which payments, rights, or other matters are to be calculated in connection with, awards; (iv) determine the terms and conditions of any award; (v) determine whether, to what extent, and under what circumstances awards may be settled or exercised in cash, shares, other securities, other awards or other property, or canceled, forfeited, or suspended, and the method or methods by which awards may be settled, exercised, canceled, forfeited, or suspended; (vi) determine whether, to what extent, and under what circumstances the delivery of cash, shares, other securities, other awards or other property and other amounts payable with respect to an award shall be made; (vii) interpret, administer, reconcile any inconsistency in, settle any controversy regarding, correct any defect in and/or complete any omission in the 2025 Plan and any instrument or agreement relating to, or award granted under, the 2025 Plan; (viii) establish, amend, suspend, or waive any rules and regulations and appoint such agents as the 2025 Plan Administrator shall deem appropriate for the proper administration of the 2025 Plan; (ix) accelerate the vesting or exercisability of, payment for or lapse of restrictions on, awards; (x) to reprice existing awards or to grant awards in connection with or in consideration of the cancellation of an outstanding award with a higher price; and (xi) make any other determination and take any other action that the 2025 Plan Administrator deems necessary or desirable for the administration of the 2025 Plan.

Share Reserve

The maximum aggregate number of shares of Common Stock that may be issued under the 2025 Plan is the sum of (A) 4,750,000, plus (B) any shares that are available under the 2023 Stock Option Plans as of the effective date of the 2025 Plan, plus (C) an increase commencing on January 1, 2026, and continuing annually on each anniversary thereof through and including January 1, 2035, equal to the lesser of (i) 5% of the shares of Common Stock outstanding on the last day of the immediately preceding calendar year and (ii) such smaller number of shares of Common Stock as determined by the Board or the Committee.

10,000,000 shares of Common Stock may be issued upon the exercise of incentive stock options.

Shares issuable under the 2025 Plan may be authorized, but unissued, or reacquired. Shares underlying any awards under the 2025 Plan that are settled in cash, forfeited, canceled, repurchased, held back upon exercise of an option or settlement of an award to cover the exercise price or tax withholding satisfied without the issuance of stock or otherwise terminated (other than by exercise) will be added back to the Shares available for issuance under the 2025 Plan, although shares shall not again become available for issuance as incentive stock options. Additionally, shares of Common Stock issued as “substitute awards” (as defined in the 2025 Plan) will not count against the 2025 Plan’s share limit, except substitute awards that are incentive stock options will count against the incentive stock option limit.

The share reserve described herein may be subject to certain adjustments in the event of certain changes in the capitalization of the Company (see Equitable Adjustments below).

Annual Limitation on Awards to Non-Employee Directors

The 2025 Plan contains a limitation whereby the value of all awards under the 2025 Plan and all other cash compensation paid by the Company to any non-employee director may not exceed $750,000 for the first calendar year a non-employee director is initially appointed to the Board, and $500,000 in any other calendar year.

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Types of Awards

The 2025 Plan provides for the grant of stock options, stock appreciation rights, restricted stock, restricted stock units, performance awards, dividend equivalent awards, and other stock- or cash-based awards (collectively, “awards”).

Stock Options. The 2025 Plan permits the granting of both options intended to qualify as incentive stock options under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”) and options that do not so qualify. Options granted under the 2025 Plan will be nonqualified options if they fail to qualify as incentive stock options or exceed the annual limit on incentive stock options. Incentive stock options may only be granted to employees of the Company and its subsidiaries. Nonqualified options may be granted to any persons eligible to receive awards under the 2025 Plan.

The exercise price of each option will be determined by the 2025 Plan Administrator, but such exercise price may not be less than 100% of the fair market value of one share of Common Stock on the date of grant or, in the case of an incentive stock option granted to a 10% or greater stockholder, 110% of such share’s fair market value. The term of each option will be set by the 2025 Plan Administrator and may not exceed ten (10) years from the date of grant (or five (5) years for an incentive stock option granted to a 10% or greater stockholder). The 2025 Plan Administrator will determine at what time or times each option may be exercised, including the ability to accelerate the vesting of such options.

Upon exercise of an option, the exercise price must be paid in full either in cash, check or, with approval of the 2025 Plan Administrator, by surrender of other shares of Common Stock that meet the conditions established by the 2025 Plan Administrator to avoid adverse accounting consequences to the Company, by broker-assisted cashless exercise, by delivery of a notice of “net exercise” to the Company, such other consideration and method of payment to the extent permitted by applicable law, or any combination of the foregoing methods of payment.

Stock Appreciation Rights. The 2025 Plan Administrator may award stock appreciation rights subject to such conditions and restrictions as it may determine. Stock appreciation rights entitle the recipient to shares of Common Stock or cash, equal to the value of the appreciation in the Company’s stock price over the exercise price, as set by the 2025 Plan Administrator and which will be at least equal to the fair market value of a share of Common Stock on the grant date. The term of each stock appreciation right will be set by the 2025 Plan Administrator and may not exceed ten years from the date of grant. The 2025 Plan Administrator will determine at what time or times each stock appreciation right may be exercised, including the ability to accelerate the vesting of such stock appreciation rights.

Restricted Stock. A restricted stock award is an award of shares of Common Stock that vest in accordance with the terms and conditions established by the 2025 Plan Administrator. The 2025 Plan Administrator will determine the persons to whom grants of restricted stock awards are made, the number of restricted shares to be awarded, the price (if any) to be paid for the restricted shares, the time or times within which awards of restricted stock may be subject to forfeiture, the vesting schedule and rights to acceleration thereof, and all other terms and conditions of restricted stock awards. Unless otherwise provided in the applicable award agreement, a participant generally will have the rights and privileges of a stockholder as to such restricted shares, including without limitation the right to vote such restricted shares and the right to receive cash dividends, if applicable.

Restricted Stock Units. Restricted stock units are the right to receive shares of Common Stock at a future date in accordance with the terms of such grant upon the attainment of certain conditions specified by the 2025 Plan Administrator. Restrictions or conditions could include, but are not limited to, the attainment of performance goals, continuous service with the Company or its subsidiaries, the passage of time or other restrictions or conditions. The 2025 Plan Administrator determines the persons to whom grants of restricted stock units are made, the number of restricted stock units to be awarded, the time or times within which awards of restricted stock units may be subject to forfeiture, the vesting schedule, and rights to acceleration thereof, and all other terms and conditions of the restricted stock unit awards. The value of the restricted stock units may be paid in Common Stock, cash, other securities, other property, or a combination of the foregoing, as determined by the 2025 Plan Administrator.

The holders of restricted stock units will have no voting rights. Prior to settlement or forfeiture, restricted stock units awarded under the 2025 Plan may, at the 2025 Plan Administrator’s discretion, provide for a right to dividend equivalents.

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Performance Awards. The 2025 Plan Administrator has the authority to grant stock options, stock appreciation rights, restricted stock, or restricted stock units as a performance award, which means that such awards vest at least in part upon the attainment of one or more specified performance criteria. For each performance period, the 2025 Plan Administrator will have the sole authority to select the length of such performance period, the types of performance award to be granted, the performance criteria that will be used to establish the performance goals, and the level(s) of performance which shall result in a performance award being earned. At any time, the 2025 Plan Administrator may adjust or modify the calculation of a performance goal for a performance period, to appropriately reflect any circumstance or event that occurs during a performance period and that in the 2025 Plan Administrator’s sole discretion, warrants adjustment or modification. Depending on the type of performance award granted, the previously discussed terms and conditions will also apply to a performance award.

Performance criteria for a performance award may be based on the attainment of specific levels of performance of the Company (and/or one or more subsidiaries, divisions, business segments or operational units, or any combination of the foregoing) and may include, without limitation, any of the following: (i) net earnings or net income (before or after taxes); (ii) basic or diluted earnings per share (before or after taxes); (iii) revenue or revenue growth (measured on a net or gross basis); (iv) gross profit or gross profit growth; (v) operating profit (before or after taxes); (vi) return measures (including, but not limited to, return on assets, capital, invested capital, equity, or sales); (vii) cash flow (including, but not limited to, operating cash flow, free cash flow, net cash provided by operations and cash flow return on capital); (viii) financing and other capital raising transactions (including, but not limited to, sales of the Company’s equity or debt securities); (ix) earnings before or after taxes, interest, depreciation and/or amortization; (x) gross or operating margins; (xi) productivity ratios; (xii) share price (including, but not limited to, growth measures and total shareholder return); (xiii) expense targets; (xiv) margins; (xv) productivity and operating efficiencies; (xvi) customer satisfaction; (xvii) customer growth; (xviii) working capital targets; (xix) measures of economic value added; (xx) inventory control; (xxi) enterprise value; (xxii) sales; (xxiii) debt levels and net debt; (xxiv) combined ratio; (xxv) timely launch of new facilities; (xxvi) client retention; (xxvii) employee retention; (xxviii) timely completion of new product rollouts; (xxix) cost targets; (xxx) reductions and savings; (xxxi) productivity and efficiencies; (xxxii) strategic partnerships or transactions; and (xxxiii) personal targets, goals or completion of projects. Any one or more of the performance criteria may be used on an absolute or relative basis to measure the performance of the Company and/or one or more subsidiaries as a whole or any business unit(s) of the Company and/or one or more subsidiaries or any combination thereof, or any of the above performance criteria may be compared to the performance of a selected group of comparison or peer companies, or a published or special index that the 2025 Plan Administrator deems appropriate, or as compared to various stock market indices.

Dividend Equivalents. An award of dividend equivalents entitles the holder to be credited with an amount equal to all dividends paid on one share of Common Stock while the holder’s tandem award is outstanding. Dividend equivalents may be paid currently or credited to an account for the participant, settled in cash or Common Stock, and subject to the same restriction on transferability and forfeitability as the award with respect to which the dividend equivalents are granted.

Other Stock- or Cash-Based Awards. Other stock-based awards may be granted either alone, in addition to, or in tandem with, other awards granted under the 2025 Plan and/or cash awards made outside of the 2025 Plan. The 2025 Plan Administrator shall have authority to determine the service providers to whom and the time or times at which other stock-based awards shall be made, the amount of such other stock-based awards, and all other conditions of the other stock-based awards, including any dividend and/or voting rights. The 2025 Plan Administrator may grant cash awards in such amounts and subject to such performance or other vesting criteria and terms and conditions as the 2025 Plan Administrator may determine.

Repricing

Notwithstanding anything to the contrary in the 2025 Plan, unless a repricing is approved by shareholders, in no case may the 2025 Plan Administrator (i) amend an outstanding option or stock appreciation right to reduce the exercise price of the award, (ii) cancel, exchange, or surrender an outstanding option or stock appreciation right in exchange for cash or other awards for the purpose of repricing the award, or (iii) cancel, exchange, or surrender an outstanding option or stock appreciation right in exchange for an option or stock appreciation right with an exercise price that is less than the exercise price of the original award.

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Tax Withholding

Participants in the 2025 Plan are responsible for the payment of any federal, state, or local taxes that the Company or its subsidiaries are required by law to withhold upon the exercise of options or stock appreciation rights or vesting of other awards. Without limitation, the 2025 Plan Administrator may, in its sole discretion, permit a participant to satisfy, in whole or in part, the foregoing withholding liability by (A) the delivery of shares of Common Stock (which are not subject to any pledge or other security interest) owned by the participant having a fair market value equal to such withholding liability, (B) having the Company withhold from the number of shares of Common Stock otherwise issuable or deliverable pursuant to the exercise or settlement of the award a number of shares of Common Stock with a fair market value equal to such withholding liability, (C) deducting an amount sufficient to satisfy such withholding obligation from any payment of any kind otherwise due to a participant, (D) accepting a payment from the participant in cash, by wire transfer of immediately available funds, or by check made payable to the order of the Company, or (E) if there is a public market for the shares of Common Stock at the time the withholding obligation for a tax obligation is to be satisfied, selling shares issued pursuant to the award creating the withholding obligation. The amount withheld pursuant to any of the foregoing payment forms will be determined by the Company and may be up to (but not in excess of) the aggregate amount of such obligations based on the maximum statutory withholding rates in the participant’s jurisdiction for all tax obligations that are applicable to such taxable income.

Equitable Adjustments

In the event of a merger, consolidation, recapitalization, stock split, reverse stock split, reorganization, split-up, spin-off, combination, repurchase or other change in corporate structure affecting the Common Stock, the 2025 Plan Administrator will adjust (i) the number and class of shares which may be delivered under the 2025 Plan (or number and kind of other securities or other property); (ii) the number, class and price (including the exercise or strike price of options and stock appreciation rights) of shares of Common Stock subject to outstanding awards, (iii) any applicable performance criteria, performance period, and other terms and conditions of outstanding performance awards, and (iv) the 2025 Plan’s numerical limits.

Change in Control

In the event of a change in control (as defined in the 2025 Plan), each outstanding award shall be assumed or an equivalent award substituted by the acquiring or successor corporation or a parent of the acquiring or successor corporation. Unless determined otherwise by the 2025 Plan Administrator, if a successor refuses to assume or substitute for the award, (A) the participant will fully vest in and have the right to exercise the award, (B) all applicable restrictions will lapse, and (C) all performance objectives and other vesting criteria will be deemed achieved at targeted levels.

Transferability of Awards

Unless determined otherwise by the 2025 Plan Administrator, an award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner, except to a participant’s estate or legal representative, and may be exercised, during the lifetime of the participant, only by the participant.

Term

The 2025 Plan became effective on February 28, 2025, the date it was adopted by our Board, and, unless terminated earlier, the 2025 Plan will continue in effect for a term of ten (10) years.

Amendment and Termination

Our Board may amend, alter, suspend or terminate the 2025 Plan at any time. No amendment or termination of the 2025 Plan will materially impair the rights of any participant, unless mutually agreed otherwise between the participant and the Company. Approval of the stockholders shall be required for any amendment, where required by applicable law, as well as (i) to increase the number of shares of Common Stock available for issuance under the 2025 Plan and (ii) to change the persons or class of persons eligible to receive awards under the 2025 Plan.

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Recoupment Policy

All awards granted under the 2025 Plan, all amounts paid under the 2025 Plan, and all shares of Common Stock issued under the 2025 Plan shall be subject to reduction, recoupment, clawback, or recovery by the Company in accordance with applicable laws and with Company policy.

2025 Plan RSU Agreements to Executive Officers

We enter into RSU award agreements (or the 2025 RSU Award Agreements) pursuant to the 2025 Plan with our executive officers under similar terms from time to time. Under the 2025 RSU Award Agreements, each applicable executive officer is granted certain number of restricted stock units under the 2025 Plan at certain fair value at each grant date.

On June 3, 2025, the Compensation Committee of our Board approved certain RSU grants to our executive officers, effective as of June 3, 2025.

	Restricted Stock Unit (“RSU”) Grant
Name of Executive Officer	Value of Award (US$)	Number of RSUs	Fair Value per RSU on the Grant Date	Grant Date	Vesting Schedule
Jay Jiang Yu	$4,018,086	137,700	$29.18	June 3, 2025	One third (1/3) on each of
James Walker	$2,511,348	86,064	$29.18	June 3, 2025	the first, second and
Jaisun Garcha	$1,507,001	51,645	$29.18	June 3, 2025	third anniversary
Dr. Florent Heidet(1)	$804,055	27,555	$29.18	June 3, 2025	of Grant Date

(1) On June 22, 2026, we terminated Dr. Heidet’s employment with our company.

On November 13, 2025, the Compensation Committee of our Board approved certain additional RSU grants to our executive officers, effective as of November 13, 2025.

	Restricted Stock Unit (“RSU”) Grant
Name of Executive Officer	Value of Award (US$)	Number of RSUs	Fair Value per RSU on the Grant Date	Grant Date	Vesting Schedule
Jay Jiang Yu	$6,200,059	183,978	$33.70	November 13, 2025	One third (1/3) on each of
James Walker	$3,000,041	89,022	$33.70	November 13, 2025	the first, second and
Jaisun Garcha	$1,800,086	53,415	$33.70	November 13, 2025	third anniversary
Dr. Florent Heidet(1)	$380,035	11,277	$33.70	November 13, 2025	of Grant Date

(1) On June 22, 2026, we terminated Dr. Heidet’s employment with our company.

The foregoing RSUs were awarded under and subject to the terms of the 2025 Plan. To memorialize the RSU grants, the Company entered into RSU Agreements with each of our executive officers. The RSU Agreements contain substantially similar terms and conditions, pursuant to which each executive officer was granted certain fixed amount of RSUs with certain applicable vesting schedules, subject to each officer’s continued service with us through each applicable vesting date. Any applicable fraction of an RSU that would otherwise be vested will be accumulated and will vest only when a whole RSU has accumulated.

The shares of Common Stock underlying each officer’s RSUs have been registered under the Securities Act, but are subject to restriction given each officer’s status as an affiliate of the Company.

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Compensation of Directors

Independent Director Agreements with Our Independent Directors

We have entered into independent director agreements with each of our independent directors under similar terms. In general, our independent directors are not employees of our company, instead, they serve as independent contractors and can be terminated by either party at any time. They may pursue any other activities and engagements during their terms of agreements with us.

Pursuant to those agreements, each of our independent directors is (i) entitled to a cash compensation of $5,000 upon full execution of his or her agreements with us, and an additional $10,000 at one year anniversary of such agreement, for services so rendered; and (ii) granted options to purchase 40,000 shares of our company’s Common Stock at an exercise price of $3.00 per share, exercisable within three years. Those agreements also contain customary restrictive covenants relating to confidentiality, non-competition, non-solicitation and non-disparagement, as well as indemnification.

The term of those agreements is twenty-four (24) months commencing from their respective effective date of those agreements, subject to renewal and early termination.

Our executive directors will not receive compensation in their capacity as directors. The following table shows the compensation paid to our non-executive directors during the year ended September 30, 3024.

Amendment to Compensatory Arrangements of Certain Directors

On June 3, 2025, the Compensation Committee of our Board approved certain amendments to the compensation arrangements for our non-executive directors, effective as of June 3, 2025.

Name of Independent Directors	New Annual Cash Compensation
Dr. Tsun Yee Law	$50,000
Diane Hare	$50,000
Dr. Kenny Yu	$50,000
Dr. Seth Berl	$50,000

Summary Director Compensation Table

Our directors who are also executives of our company do not receive compensation in their capacity as directors. The following table shows the compensation paid to our non-executive directors for the years ended September 30, 2025, 2024 and 2023.

Name	Year	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)	Option Awards ($)(3)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Dr. Tsun Yee Law	2025	$50,000	$100,029	$100,724	-	-	-	$250,753
Independent Director	2024	$25,000	$-	-	-	-	-	$25,000
	2023	$15,000	$-	$8,553	-	-	-	$23,553
Diane Hare	2025	$50,000	$100,029	100,724	-	-	-	$250,753
Independent Director	2024	$35,000	-	-	-	-	-	$35,000
	2023	$5,000	-	$35,019	-	-	-	$40,019
Dr. Kenny Yu	2025	$50,000	$100,029	$100,724	-	-	-	$250,753
Independent Director	2024	$35,000	-	-	-	-	-	$35,000
	2023	$5,000	-	$35,019	-	-	-	$40,019
Dr. Seth Berl	2025	$50,000	$437,700	-	-	-	-	$487,700
Independent Director	2024	-	-	-	-	-	-	-
	2023	-	-	-	-	-	-	-

(1)	Consists of consulting fees or directors fees paid and accrued pursuant to their respective consulting agreements with us.

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(2)	Amounts reflect the aggregate grant date fair value of RSU awards granted to our directors during the applicable year calculated in accordance with FASB ASC Topic 718, rather than the amounts paid to or realized by the applicable director. See Note 4 in our audited consolidated financial statements for the fiscal year ended September 30, 2025 for a discussion of the relevant assumptions used in calculating these amounts. The number of RSUs subject to each award was determined by dividing the dollar-denominated value by our closing price on the grant date.
(3)	Amounts reflect the aggregate grant date fair value of stock options granted to our directors during the applicable year calculated in accordance with FASB ASC Topic 718, rather than the amounts paid to or realized by the applicable director. See Note 5 to the consolidated financial statements for the fiscal years ended September 30, 2024 and 2023 included in our Annual Report on Form 10-K for the fiscal year ended September 20, 2024, and Note 4 to our audited consolidated financial statements for the fiscal year ended September 30, 2025 (which appears in the 2025 Annual Report).

2023 Stock Option Plans and the 2025 Plan Option Grants

The following table provides information regarding each stock option held by the named directors under the 2023 Stock Option Plans and the 2025 Plan as of September 30, 2025.

	Grant Date	Vesting Start date	Number of securities underlying unexercised options vested (#)	Number of securities underlying unexercised options unvested (#)	Options exercise price ($)	Option Expiration date
Dr. Tsun Yee Law
Independent Director	February 10, 2023	February 10, 2023	30,000	-	$1.50	February 10, 2026
	March 13, 2025	March 13, 2025	5,000	-	$28.32	March 13, 2035

Diane Hare
Independent Director	June 7, 2023	June 7, 2023	40,000	-	$3.00	June 7, 2026
	March 13, 2025	March 13, 2025	5,000	-	$28.32	March 13, 2035

Dr. Kenny Yu
Independent Director	June 7, 2023	June 7, 2023	40,000	-	$3.00	June 7, 2026
	March 13, 2025	March 13, 2025	5,000	-	$28.32	March 13, 2035

2025 Plan RSU Agreements to Non-Executive Directors

We enter into 2025 RSU Award Agreements pursuant to the 2025 Plan with our non-executive directors under similar terms from time to time. Under the 2025 RSU Award Agreements, each applicable non-executive director is granted certain number of RSUs under the 2025 Plan at certain fair value at each grant date.

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On June 3, 2025, the Compensation Committee of our Board approved certain RSU grants to our non-executive directors, effective as of June 3, 2025.

	RSU Grant
Name of Independent Directors	Value of Award (US$)	Number of RSU	Fair Value per RSU on the Grant Date	Grant Date	Vesting Schedule
Dr. Tsun Yee Law	$100,029	3,428	$29.18	June 3, 2025	The first anniversary
Diane Hare	$100,029	3,428	$29.18	June 3, 2025	of Grant Date
Dr. Kenny Yu	$100,029	3,428	$29.18	June 3, 2025
Dr. Seth Berl	$437,700	15,000	$29.18	June 3, 2025	50% vested on the last day of the six months from Grant Date; with the remaining 50% vested on the first anniversary of Grant Date

On November 13, 2025, the Compensation Committee of our Board approved certain additional RSU grants to our non-executive directors, effective as of November 13, 2025.

	RSU Grant
Name of Independent Directors	Value of Award (US$)	Number of RSU	Fair Value per RSU on the Grant Date	Grant Date	Vesting Schedule
Dr. Tsun Yee Law	$100,022	2,968	$33.70	November 13, 2025	The first anniversary of
Diane Hare	$100,022	2,968	$33.70	November 13, 2025	Grant Date
Dr. Kenny Yu	$100,022	2,968	$33.70	November 13, 2025
Dr. Seth Berl	$100,022	2,968	$33.70	November 13, 2025

The foregoing RSUs were awarded under and subject to the terms of the 2025 Plan. To memorialize the RSU grants, the Company entered into RSU Agreements with each of its independent directors. The RSU Agreements contained substantially similar terms and conditions, pursuant to which each non-executive director was granted certain fixed amount of RSUs with certain applicable vesting schedules, subject to each non-executive director’s continued service with us through each applicable vesting date. Any applicable fraction of an RSU that would otherwise be vested will be accumulated and will vest only when a whole RSU has accumulated.

The shares of Common Stock underlying each director’s RSUs have been registered under the Securities Act, but are subject to restriction given each director’s status as an independent director of the Company.

Option Exercises and Stock Vested in 2025

There was no issuance of shares of common stock as equity awards to any of directors during the fiscal years ended September 30, 2025.

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Outstanding Equity Awards Held by Independent Directors  as of September 30, 2025

		Option Awards				Stock Awards (RSUs)
Name	Grant Date	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested (#)	Market value of shares or units of stock that have not vested ($)(1)
	06/03/25	—	—	—	—	3,428	$132,184
Dr. Tsun Yee Law	02/10/23	30,000	—	$1.50	02/10/26	—	—
	03/13/25	5,000	—	$28.32	03/13/35	—	—
	06/03/25	—	—	—	—	3,428	$132,184
Diane Hare	06/07/23	40,000	—	$3.00	06/07/26	—	—
	03/13/25	5,000	—	$28.32	03/13/35	—	—
	06/03/25	—	—	—	—	3,428	$132,184
Dr. Kenny Yu	06/07/23	40,000	—	$3.00	06/07/26	—	—
	03/13/25	5,000	—	$28.32	03/13/35	—	—
Dr. Seth Berl	06/03/25	—	—	—	—	15,000	$578,400

(1) Based on stock price of $38.56 as of September 30, 2025.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

The following table sets forth information about the beneficial ownership of our Common Stock as of the Record Date, for:

●	each person known to us to be the beneficial owner of more than 5% of our Common Stock;

●	each named executive officer;

●	each of our directors; and

●	all of our named executive officers and directors as a group.

Unless otherwise noted below, the address for each beneficial owner listed on the table is in care of Nano Nuclear Energy Inc., 10 Times Square, 30th Floor, New York, New York 10018. We have determined beneficial ownership in accordance with the rules of the SEC. We believe, based on the information furnished to us, that the persons and entities named in the tables below have sole voting and investment power with respect to all shares of Common Stock that they beneficially own, subject to applicable community property laws. We have based our calculation of the percentage of beneficial ownership on 53,698,146 shares of our Common Stock outstanding as of the Record Date.

In computing the number of shares of Common Stock beneficially owned by a person and the percentage ownership of that person, we deemed outstanding shares of Common Stock underlying convertible securities of our company held by that person that are currently exercisable or convertible or exercisable or convertible within 60 days of the Record Date. We did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person.

	Shares of Common Stock Beneficially Owned
Name and Address of Beneficial Owner (1)	Number	Percentage (2)
5% or Greater Stockholders
I Financial Ventures Group LLC. (3)	8,524,000	15.79%
Executive Officers, Directors and Director Nominees
Jay Jiang Yu (3)	8,524,000	15.79%
James Walker (4)	985,000	1.82%
Jaisun Garcha (5)	495,000	*
Roy A. Boyd II (6)	38,780	*
Dr. Tsun Yee Law (7)	83,428	*
Diane Hare (8)	5,000	*
Dr. Kenny Yu (9)	23,428	*
Dr. Seth Berl (10)	7,586	*
All directors and executive officers as a group (seven individuals)	10,162,222	18.61%

* Less than 1%.

(1)	Except as otherwise indicated, the business address of our directors and executive officers is 10 Times Square, 30th Floor, New York, NY 10018.

(2)	Based on 53,698,146 shares of Common Stock outstanding as of Record Date.

(3)	Represents (i) 8,224,000 shares of Common Stock held of record by I Financial Ventures Group LLC. (or the “I Financial”), a Limited Liability company incorporated under the laws of Delaware, and (ii) 300,000 shares of Common Stock held by Jay Jiang Yu through I Financial, issuable upon the exercise of the vested options within 60 days of the Record Date. Jay Jiang Yu, our President, Secretary, and Chairman of the Board of Directors, is the sole shareholder and director of I Financial, and exercises voting and dispositive power of the securities held by I Financial. The address of I Financial is c/o 10 Times Square, 30th Floor, New York, NY 10018.

(4)	Represents (i) 685,000 shares of Common Stock held of record by James Walker, our Chief Executive Officer and director, and (ii) 300,000 shares of Common Stock issuable upon the exercise of the vested options within 60 days of the Record Date.

(5)	Represents (i) 345,000 shares of Common Stock held of record by Jaisun Garcha, our Chief Financial Officer and director, and (ii) 150,000 shares of Common Stock issuable upon the exercise of the vested options within 60 days of the Record Date.

(6)

Represent (i) 21,419 shares of Common Stock held of record by Roy A. Boyd II, President of STS, a subsidiary of our company; and (ii) 17,361 shares of Common Stock held by Onium Capital, LLC, a Georgia limited liability company (“Onium”), as of the Record Date. Roy A. Boyd II owns 51% of the pecuniary interests of the securities owned by Onium.

(7)	Represents (i) 78,428 shares of Common Stock held of record by Dr. Tsun Yee Law, our independent director, and (ii) 5,000 shares of Common Stock issuable upon the exercise of the vested options within 60 days of the Record Date.

(8)	Includes 5,000 shares of Common Stock issuable upon the exercise of the vested options by Diane Hare, our independent director, within 60 days of the Record Date.

(9)	Represents (i) 18,428 shares of Common Stock held by Dr. Kenny Yu, our independent director, and (ii) 5,000 shares of Common Stock issuable upon the exercise of the vested options within 60 days of the Record Date.

(10)	Represents 7,586 shares of Common Stock held by Dr. Seth Berl, our independent director.

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Certain Relationships and Related Transactions AND DIRECTOR INDEPENDENCE

The following is a description of transactions in fiscal years 2025 and 2024 to which we were a party in which (i) the amount involved exceeded or will exceed the lesser of $120,000 or one percent (1%) of our average total assets at year-end for the last two completed fiscal years and (ii) any of our directors, executive officers or holders of more than 5% of our capital stock, or any member of the immediate family of, or person sharing the household with, any of the foregoing persons, who had or will have a direct or indirect material interest, other than equity and other compensation, termination, change in control and other similar arrangements, which are described under “Executive and Director Compensation.”

Relationship with LIS Technologies

In August 2024, we invested $2,000,000 as an equity investment into LIS Technologies, Inc. (“LIST”) as part of its $11.88 million seed funding round. This additional capital into LIST is anticipated to help fuel the development of its proprietary, patented advanced laser enrichment technology.

LIST is a U.S. based, proprietary developer of a patented advanced laser technology, making use of infrared wavelengths to selectively excite the molecules of desired isotopes to separate them from other isotopes. LIST’s Laser Isotope Separation Technology (“L.I.S.T”) has a huge range of applications, including LIST being the only U.S.-origin (and patented) laser uranium enrichment company, and several major advantages over traditional methods such as gas diffusion, centrifuges, and prior art laser enrichment. The L.I.S.T proprietary laser-based process is more energy-efficient and has the potential to be deployed with highly competitive capital and operational costs due to high throughput, high duty cycle and reduced complexity compared to competing technologies.

L.I.S.T is optimized for LEU (Low Enriched Uranium) for existing civilian nuclear power plants, HALEU for the next generation of Small Modular Reactors (SMR) and microreactors like the ones we are developing, the production of stable isotopes for medical and scientific research, and applications in quantum computing manufacturing for semiconductor technologies. For laser enrichment of uranium, this method has sufficient selectivity that will enable the production of LEU in a single stage and HALEU in two stages.

Concurrently with our investment in LIST, we entered into an agreement with LIST to collaborate and assist in developing their technologies to secure a fuel supply for our future operations and the wider nuclear energy industry. The parties intend that LIST will provide us with enriched UF6 at no cost to be fabricated and sold to customers, with LIST to receive compensation as part of a profit-sharing arrangement to be agreed to between the companies in the future. Through collaboration with LIST, we anticipate that we will build supportive facilities around LIST’s enrichment facility, including such facilities as deconversion and fuel fabrication.

We also leased approximately 7,000 square feet of dedicated space within our Oak Ridge, Tennessee based nuclear technology facility to LIST to enable the next phase of the revitalization of its proprietary laser-based process. We lease this space to LIST for $7,000 per month. The lease is effective on September 2, 2024 and has a term ending on September 1, 2034.

Our relationship with LIST is considered a related party transaction. Jay Jiang Yu, our Chairman, President and Secretary, serves as Executive Chairman and Chief Executive Officer of LIST. In addition, James Walker, our Chief Executive Officer and director, and Jaisun Garcha, our Chief Financial Officer, serve as consultants to LIST.   Our investment in LIST was unanimously approved by all of our disinterested independent directors.

Company Policies on Related Party Transactions

A “Related Party Transaction” is a transaction, arrangement, or relationship in which we or any of our subsidiaries was, is or will be a participant, the amount of which involved exceeds $120,000 in any one fiscal year, and in which any related person had, has or will have a direct or indirect material interest. A “Related Person” means:

●	any person who is, or at any time during the applicable period was, one of our executive officers, one of our directors, or a nominee to become one of our directors;

●	any person who is known by us to be the beneficial owner of more than 5.0% of any class of our voting securities;

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●	any immediate family member of any of the foregoing persons, which means any child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law of a director, executive officer or a beneficial owner of more than 5.0% of any class of our voting securities, and any person (other than a tenant or employee) sharing the household of such director, executive officer or beneficial owner of more than 5.0% of any class of our voting securities; and

●	any firm, corporation, or other entity in which any of the foregoing persons is employed or is a general partner or principal or in a similar position or in which such person has a 5% or greater beneficial ownership interest in any class of our company’s voting securities.

In general, our Audit Committee reviews all material facts of all Related Party Transactions and either approve or disapprove entry into the Related Party Transaction, subject to certain limited exceptions such as when a member of the Audit Committee is a Related Person in the transaction at hand. In determining whether to approve or disapprove entry into a Related Party Transaction, our Audit Committee shall consider, among other factors, the following: (i) whether the Related Party Transaction is on terms no less favorable than terms generally available to an unaffiliated third-party under the same or similar circumstances and (ii) the extent of the Related Person’s interest in the transaction. Further, the policy will require that all Related Party Transactions required to be disclosed in our filings with the SEC be so disclosed in accordance with applicable laws, rules and regulations.

Anti-Takeover Effects of Certain Provisions of Our Bylaws

Provisions of our Bylaws could make it more difficult to acquire us by means of a merger, tender offer, proxy contest, open market purchases, removal of incumbent directors and otherwise. These provisions, which are summarized below, are expected to discourage types of coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to first negotiate with us. We believe that the benefits of increased protection of our potential ability to negotiate with the proponent of an unfriendly or unsolicited proposal to acquire or restructure us outweigh the disadvantages of discouraging takeover or acquisition proposals because negotiation of these proposals could result in an improvement of their terms.

Vacancies. Newly created directorships resulting from any increase in the number of directors and any vacancies on the Board resulting from death, resignation, disqualification, removal or other cause shall be filled by a majority of the remaining directors on the board.

Bylaws. Our Articles of Incorporation and Bylaws authorizes the Board to adopt, repeal, rescind, alter or amend our Bylaws without stockholder approval.

Removal. Except as otherwise provided, a director may be removed from office only by the affirmative vote of the holders of not less than a majority of the voting power of the issued and outstanding stock entitled to vote.

Calling of Special Meetings of Stockholders. Our Bylaws provide that special meetings of stockholders for any purpose or purposes may be called at any time only by the Board or by our Secretary following receipt of one or more written demands from stockholders of record who own, in the aggregate, at least 15% the voting power of our outstanding stock then entitled to vote on the matter or matters to be brought before the proposed special meeting.

Effects of authorized but unissued Common Stock and blank check preferred stock. One of the effects of the existence of authorized but unissued Common Stock and undesignated preferred stock may be to enable our Board to make more difficult or to discourage an attempt to obtain control of our company by means of a merger, tender offer, proxy contest or otherwise, and thereby to protect the continuity of management. If, in the due exercise of its fiduciary obligations, the Board were to determine that a takeover proposal was not in our best interest, such shares could be issued by the Board without stockholder approval in one or more transactions that might prevent or render more difficult or costly the completion of the takeover transaction by diluting the voting or other rights of the proposed acquirer or insurgent stockholder group, by putting a substantial voting block in institutional or other hands that might undertake to support the position of the incumbent Board, by effecting an acquisition that might complicate or preclude the takeover, or otherwise.

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In addition, our Articles of Incorporation grants our Board broad power to establish the rights and preferences of authorized and unissued shares of preferred stock. The issuance of shares of preferred stock could decrease the amount of earnings and assets available for distribution to holders of shares of Common Stock. The issuance also may adversely affect the rights and powers, including voting rights, of those holders and may have the effect of delaying, deterring or preventing a change in control of our company.

Cumulative Voting. Our Articles of Incorporation does not provide for cumulative voting in the election of directors, which would allow holders of less than a majority of the stock to elect some directors.

Choice of Forum

Our Bylaws provide that, unless we consent in writing to the selection of an alternative forum, a state or federal court located in the State of Nevada shall be the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of our company, (ii) any action asserting a claim for breach of a fiduciary duty owed by any director, officer or other employee of our company to us or our stockholders, (iii) any actions asserting a claim arising pursuant to any provision of the NRS, our Articles of Incorporation or our Bylaws, in each case as amended, or (iv) any action asserting a claim governed by the internal affairs doctrine, in each such case subject to such court having personal jurisdiction over the indispensable parties named as defendants therein (the “Nevada Forum Provision”). This, however, shall not apply to claims or causes of action brought to enforce a duty or liability created by the Securities Act of 1933, as amended (which we refer to herein as the Securities Act), or the Exchange Act, or any other claim for which the federal courts have exclusive jurisdiction. Our Bylaws further provide that, unless we consent in writing to the selection of an alternative forum, the federal district courts of the United States of America shall be the sole and exclusive forum for resolving any complaint asserting a cause of action arising under the Securities Act of 1933, as amended (the “Federal Forum Provision”). In addition, our Bylaws provide that any person or entity purchasing or otherwise acquiring any interest in shares of our common stock is deemed to have notice of and consented to the Nevada Forum Provision and the Federal Forum Provision.

Section 27 of the Exchange Act creates exclusive federal jurisdiction over all suits brought to enforce any duty or liability created by the Exchange Act or the rules and regulations thereunder. As a result, the Nevada Forum Provision will not apply to suits brought to enforce any duty or liability created by the Exchange Act or any other claim for which the federal courts have exclusive jurisdiction. We note, however, that there is uncertainty as to whether a court would enforce this provision and that investors cannot waive compliance with the federal securities laws and the rules and regulations thereunder.

We recognize that the Nevada Forum Provision and the Federal Forum Provision in our Bylaws may impose additional litigation costs on stockholders in pursuing any such claims, particularly if the stockholders do not reside in or near the State of Nevada. Additionally, the Nevada Forum Provision and the Federal Forum Provision may limit our stockholders’ ability to bring a claim in a forum that they find favorable for disputes with us or our directors, officers or employees, which may discourage such lawsuits against us and our directors, officers and employees even though an action, if successful, might benefit our stockholders. If the Federal Forum Provision is found to be unenforceable, we may incur additional costs associated with resolving such matters. The Federal Forum Provision may also impose additional litigation costs on stockholders who assert that the provision is not enforceable or invalid. The competent courts of the State of Nevada and the United States District Court may also reach different judgments or results than would other courts, including courts where a stockholder considering an action may be located or would otherwise choose to bring the action, and such judgments may be more or less favorable to us than our stockholders.

Indemnification of Directors and Officers

Our governing documents provide that to the fullest extent permitted under the NRS (including, without limitation, to the fullest extent permitted under NRS 78.7502 and 78.751(3)) and other applicable law, that we shall indemnify our directors and officers in their respective capacities as such and in any and all other capacities in which any of them serves at our request.

Nevada Revised Statutes (“NRS”) 78.138(7) provides that, subject to limited statutory exceptions and unless the articles of incorporation or an amendment thereto provide for greater individual liability, a director or officer is not individually liable to a corporation or its stockholders or creditors for any damages as a result of any act or failure to act in his or her capacity as a director or officer unless it is proven that: (i) the act or failure to act constituted a breach of his or her fiduciary duties as a director or officer and (ii) the breach of those duties involved intentional misconduct, fraud or a knowing violation of law.

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NRS 78.7502(1) provides that a corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation), by reason of the fact that the person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses, including attorneys’ fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by the person in connection with the action, suit or proceeding if the person (i) is not liable pursuant to NRS 78.138 or (ii) acted in good faith and in a manner which he or she reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe the conduct was unlawful. NRS 78.7502(2) provides that a corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that the person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses, including amounts paid in settlement and attorneys’ fees actually and reasonably incurred by the person in connection with the defense or settlement of the action or suit if the person (i) is not liable pursuant to NRS 78.138 or (ii) acted in good faith and in a manner which he or she reasonably believed to be in or not opposed to the best interests of the corporation. To the extent that a director, officer, employee or agent of a corporation has been successful on the merits or otherwise in defense of any such action, suit or proceeding, or in defense of any claim, issue or matter therein, the corporation shall indemnify him or her against expenses, including attorneys’ fees, actually and reasonably incurred by him or her in connection with the defense. The termination of any action, suit or proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent, does not, of itself, create a presumption that the person is liable pursuant to NRS 78.138 or did not act in good faith and in a manner which he or she reasonably believed to be in or not opposed to the best interests of the corporation, or that, with respect to any criminal action or proceeding, he or she had reasonable cause to believe that the conduct was unlawful. Indemnification may not be made for any claim, issue or matter as to which such a person has been adjudged by a court of competent jurisdiction, after exhaustion of all appeals therefrom, to be liable to the corporation or for amounts paid in settlement to the corporation, unless and only to the extent that the court in which the action or suit was brought or other court of competent jurisdiction determines upon application that in view of all the circumstances of the case, the person is fairly and reasonably entitled to indemnity for such expenses as the court deems proper.

NRS 78.7502(3) provides that any discretionary indemnification pursuant to NRS 78.7502 (unless ordered by a court or advanced pursuant to NRS 78.751(2)), may be made by the corporation only as authorized in the specific case upon a determination that indemnification of the director, officer, employee, or agent is proper in the circumstances. The determination must be made (i) by the stockholders; (ii) by the board of directors by majority vote of a quorum consisting of directors who were not parties to the action, suit or proceeding; (iii) if a majority vote of a quorum consisting of directors who were not parties to the action, suit or proceeding so orders, by independent legal counsel in a written opinion; or (iv) if a quorum consisting of directors who were not parties to the action, suit or proceeding cannot be obtained, by independent legal counsel in a written opinion. NRS 78.751(2) provides that the corporation’s articles of incorporation or bylaws, or an agreement made by the corporation, may provide that the expenses of officers and directors incurred in defending a civil or criminal action, suit or proceeding must be paid by the corporation as they are incurred and in advance of the final disposition of the action, suit or proceeding, upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined by a court of competent jurisdiction that the director or officer is not entitled to be indemnified by the corporation.

Under the NRS, the indemnification pursuant to NRS 78.7502 and advancement of expenses authorized in or ordered by a court pursuant to NRS 78.751:

●	Does not exclude any other rights to which a person seeking indemnification or advancement of expenses may be entitled under the articles of incorporation or any bylaw, agreement, vote of stockholders or disinterested directors or otherwise, for either an action in the person’s official capacity or an action in another capacity while holding office, except that indemnification, unless ordered by a court pursuant to NRS 78.7502 or for the advancement of expenses made pursuant to NRS 78.751(2), may not be made to or on behalf of any director or officer if a final adjudication establishes that the director’s or officer’s acts or omissions involved intentional misconduct, fraud or a knowing violation of the law and was material to the cause of action; and

●	Continues for a person who has ceased to be a director, officer, employee, or agent and inures to the benefit of the heirs, executors and administrators of such a person.

A right to indemnification or to advancement of expenses arising under a provision of the articles of incorporation or any bylaw is not eliminated or impaired by an amendment to such provision after the occurrence of the act or omission that is the subject of the civil, criminal, administrative or investigative action, suit or proceeding for which indemnification or advancement of expenses is sought, unless the provision in effect at the time of such act or omission explicitly authorizes such elimination or impairment after such action or omission has occurred.

Transfer Agent

The transfer agent and registrar for our Common Stock is VStock Transfer, LLC. The transfer agent and registrar’s address is 18 Lafayette Place, Woodmere, New York 11598. The transfer agent’s telephone (212) 828-8436.

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STOCKHOLDER PROPOSALS AND DIRECTOR NOMINATIONS

Stockholders who intend to have a proposal considered for inclusion in our proxy materials for presentation at our annual meeting of stockholders to be held in 2027 (the “2027 Annual Meeting”) pursuant to Rule 14a-8 under the Exchange Act must submit the proposal to our Secretary at our offices at 10 Times Square, 30th Floor, New York, New York 10018, in writing not later than July 13, 2027.

Stockholders intending to present a proposal at our 2027 Annual Meeting, but not to include the proposal in our proxy statement, or to nominate a person for election as a director, must comply with the requirements set forth in our Bylaws. Our Bylaws require, among other things, that our Secretary must receive written notice from the stockholder of record of their intent to present such proposal or nomination not later than the close of business on the sixtieth (60th) day nor earlier than the close of business on the ninetieth (90th) day prior to the first anniversary of the preceding year’s annual meeting of stockholders. The notice must contain the information required by our Bylaws. In the event that no annual meeting was held in the previous year or the date of the annual meeting has been changed by more than thirty (30) days from the date contemplated at the time of the previous year’s proxy statement, then our Secretary must receive such written notice not earlier than the close of business on the ninetieth (90th) day prior to such annual meeting and not later than the close of business on the later of the sixtieth (60th) day prior to such annual meeting or, in the event public announcement of the date of such annual meeting is first made by us fewer than seventy (70) days prior to the date of such annual meeting, the close of business on the tenth (10th) day following the day on which public announcement of the date of such meeting is first made by us. Therefore, unless otherwise notified, we must receive notice of such a proposal or nomination for the 2027 Annual Meeting no later than the close of business on July 13, 2027 and no earlier than the close of business on April 28, 2027. SEC rules permit management to vote proxies in its discretion in certain cases if the stockholder does not comply with this deadline and, in certain other cases notwithstanding the stockholder’s compliance with this deadline.

In addition to satisfying the advance notice requirements under the Bylaws as described above, to comply with the SEC’s universal proxy rules, a person who intends to solicit proxies in support of director nominees other than the Company’s nominees must provide notice to the Company that sets forth the information required by SEC Rule 14a-19(b) under the Exchange Act.

We reserve the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with these or other applicable requirements.

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PROPOSAL NO. 1

ELECTION OF DIRECTORS

Board Size and Structure

Our Bylaws provide that the number of directors shall be established from time to time by our Board of Directors pursuant to resolution adopted by a majority of the full Board of Directors. Our Board of Directors has fixed the number of directors at six, and we currently have six directors serving on the Board.

Our Bylaws provide that the business and affairs of the Company shall be managed under the direction of a Board of Directors which shall consist of not less than one (1) director and not more than fifteen (15) directors. Directors must stand for re-election no later than the annual meeting of stockholders subsequent to their initial appointment or election to the Board, provided that the term of each director will continue until the election and qualification of his or her successor and is subject to his or her earlier death, resignation or removal. Generally, vacancies or newly created directorships on the Board will be filled only by vote of a majority of the directors then in office and will not be filled by the stockholders, unless the Board determines by resolution that any such vacancy or newly created directorship will be filled by the stockholders. A director appointed by the Board to fill a vacancy will hold office until the next election of the class for which such director was chosen, subject to the election and qualification of his or her successor and his or her earlier death, resignation or removal.

Current Directors and Terms

Our current directors, their respective positions and initial terms of office are set forth below.

Name	Age	Positions Held	Initial Term of Office
Jay Jiang Yu	45	President, Secretary, and Chairman of the Board of Directors	February 8, 2022
James Walker	43	Chief Executive Officer and Director	February 8, 2022
Dr. Tsun Yee Law	43	Independent Director	February 8, 2022
Diane Hare	36	Independent Director	April 28, 2023
Dr. Kenny Yu	40	Independent Director	May 8, 2023
Dr. Seth Berl	34	Independent Director	June 1, 2025

Nominees for Director

All current directors have been nominated by the Board to stand for election. As the directors’ current terms of service will expire at the Annual Meeting. If elected by the stockholders at the Annual Meeting, all directors will each serve for a term expiring at the annual meeting to be held in 2027 (the “2027 Annual Meeting”) and the election and qualification of her or his successor, or until her or his earlier death, resignation or removal.

Each person nominated for election has agreed to serve if elected, and management has no reason to believe that any nominee will be unable to serve. If, however, prior to the Annual Meeting, the Board of Directors should learn that any nominee will be unable to serve for any reason, the proxies that otherwise would have been voted for this nominee will be voted for a substitute nominee as selected by the Board. Alternatively, the proxies, at the Board’s discretion, may be voted for that fewer number of nominees as results from the inability of any nominee to serve. The Board has no reason to believe that any of the nominees will be unable to serve.

Information About Board Nominees

This Proxy Statement contains certain biographical information as of the Record Date for each nominee for director (refer to Executive Officers and Directors section), including all positions she or he holds, her or his principal occupation and business experience, and the names of other publicly-held companies of which the director or nominee currently serves as a director or has served as a director.

We believe that all of our directors and nominees: display personal and professional integrity; satisfactory levels of education and/or business experience; broad-based business acumen; an appropriate level of understanding of our business and its industry and other industries relevant to our business; the ability and willingness to devote adequate time to the work of our Board of Directors and its committees; skills and personality that complement those of our other directors that helps build a board that is effective, collegial and responsive to the needs of our company; strategic thinking and a willingness to share ideas; a diversity of experiences, expertise and background; and the ability to represent the interests of all of our stockholders. The information presented below regarding each nominee and continuing director also sets forth specific experience, qualifications, attributes and skills that led our Board of Directors to the conclusion that such individual should serve as a director in light of our business and structure.

Compensation Committee Report

The Compensation Committee operates pursuant to a charter which is reviewed annually by the Compensation Committee. Additionally, a brief description of the primary responsibilities of the Compensation Committee is included in this Proxy Statement under the discussion of “Board Committees— Compensation Committee.” Under the Compensation Committee charter, Compensation Committee is responsible for, among others, reviewing with management and approving disclosures under the caption “Compensation Discussion and Analysis” in the Company’s periodic reports or proxy statements to be filed with the SEC.

In the performance of its oversight function, the Compensation Committee reviewed and discussed the Compensation Discussion and Analysis as required by Item 402(b) of Regulation S-K with management. Based on this review and discussion, the Compensation Committee recommended that the Compensation Discussion and Analysis be included in the proxy statement for the Annual Meeting.

This has been furnished by the Compensation Committee of the Board.

/s/ Dr. Tsun Yee Law

/s/ Diane Hare

/s/ Dr. Kenny Yu

Board Recommendation

The Board of Directors unanimously recommends a vote FOR the election of Jay Jiang Yu, James Walker, Dr. Tsun Yee Law, Diane Hare, Dr. Kenny Yu and Dr. Seth Berl as directors to hold office until the 2027 Annual Meeting, or until their respective successors have been duly elected and qualified, unless they resign, is removed or otherwise is disqualified from serving as a director of the Company.

Unless marked otherwise, proxies received will be voted FOR proposal No. 1.

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PROPOSAL NO. 2

RATIFICATION OF THE APPOINTMENT BY THE AUDIT COMMITTEE OF THE BOARD OF WITHUMSMITH+BROWN, PC AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING SEPTEMBER 30, 2026.

Overview

The Audit Committee of our Board appoints our independent registered public accounting firm. In this regard, the audit committee evaluates the qualifications, performance and independence of our independent registered public accounting firm and determines whether to re-engage our current firm. As part of its evaluation, the audit committee considers, among other factors, the quality and efficiency of the services provided by the firm, including the performance, technical expertise, industry knowledge and experience of the lead audit partner and the audit team assigned to our account; the overall strength and reputation of the firm; the firm’s capabilities relative to our business; and the firm’s knowledge of our operations.

In July 2026, our Audit Committee appointed WithumSmith+Brown, PC (“Withum”) as our registered independent accounting firm for our fiscal year ending September 30, 2026. Withum also served as our registered independent    accounting firm for our fiscal years ending September 30, 2025, 2024 and 2023. Neither such accounting firm nor any of its members has any direct or indirect financial interest in or any connection with us in any capacity other than as our auditors and providing audit and permissible non-audit related services.

Stockholder ratification of such selection is not required by our Bylaws or other applicable laws. However, our Board is submitting the selection of WithumSmith+Brown, PC to stockholders for ratification as a matter of good corporate practice. In the event that stockholders fail to ratify the selection, our Audit Committee will reconsider whether or not to retain that firm. Even if the selection is ratified, our Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if our Audit Committee believes that such a change would be in our and our stockholders’ best interests.

Audit and Non-Audit Fees

The following table sets forth the fees billed by our independent accountant, WithumSmith+Brown, PC (or Withum) for the fiscal years ended September 30, 2025 and 2024.

	Year Ended September 30,
	2024	2025
Audit fees	$235,200	$420,980
Audit-related fees	$-	$-
Tax fees	$12,792	$23,150
All other fees	$-	$-

Audit Fees

Audit fees consist of fees for professional services rendered for the audit of our year-end financial statements and services that are normally provided by Withum in connection with regulatory filings. The aggregate fees of Withum for professional services rendered for the audit of our annual financial statements, review of the financial information include in our filings with the SEC for the years ended September 30, 2025 and 2024 totaled $420,980 and $235,200, respectively.

Audit-Related Fees

Audit-related fees consist of fees billed for assurance and related services that are reasonably related to performance of the audit or review of our financial statements and are not reported under “Audit Fees.” These services include attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards. We did not pay any fees for consultations concerning financial accounting and reporting standards for the fiscal years ended September 30, 2025 and 2024.

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Tax Fees

Tax fees include professional services rendered in connection with tax compliance and preparation of tax returns, as well as for tax consulting and planning services. We paid Withum $23,150 and $12,792, respectively, for tax related fees for the fiscal years ended September 30, 2025 and 2024.

All Other Fees

All other fees relate to professional services are not included in the categories above. We did not pay any other fees for the fiscal years ended September 30, 2025 and 2024.

Pre-Approval Policy

It is the Audit Committee’s policy to approve in advance the types and amounts of audit, audit-related, tax, and any other services to be provided by our independent registered public accounting firm. Any pre-approved decisions by the Chair are required to be reviewed with the Audit Committee at its next scheduled meeting. The Audit Committee approved 100% of all services provided by Withum during 2025 and 2024 fiscal years.

Attendance at Annual Meeting

It is not expected that representatives from Withum will be in attendance at the Annual Meeting.

Audit Committee Report

The Audit Committee operates pursuant to a charter which is reviewed annually by the audit committee. Additionally, a brief description of the primary responsibilities of the audit committee is included in this Proxy Statement under the discussion of “Board Committees— Audit Committee.” Under the audit committee charter, management is responsible for the preparation, presentation and integrity of the Company’s financial statements, the application of accounting and financial reporting principles and our internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent registered public accounting firm is responsible for auditing our financial statements and expressing an opinion as to their conformity with accounting principles generally accepted in the United States.

In the performance of its oversight function, the audit committee reviewed and discussed with management and Withum LLP, as the Company’s independent registered public accounting firm, the Company’s audited financial statements for the fiscal year ended September 30, 2025. The audit committee also discussed with the Company’s independent registered public accounting firm the matters required to be discussed by applicable standards of the Public Company Accounting Oversight Board (the “PCAOB”) and the SEC. In addition, the audit committee received and reviewed the written disclosures and the letters from the Company’s independent registered public accounting firm required by applicable requirements of the PCAOB regarding such independent registered public accounting firm’s communications with the audit committee concerning independence, and discussed with the Company’s independent registered public accounting firm their independence from the Company.

Based upon the review and discussions described in the preceding paragraph, the audit committee recommended to the Board that the Company’s audited financial statements be included in its Annual Report on Form 10-K for the fiscal year ended September 30, 2025 filed with the SEC.

This has been furnished by the Audit Committee of the Board.

/s/ Dr. Tsun Yee Law

/s/ Diane Hare

/s/ Dr. Kenny Yu

Vote Sought

The proposal to ratify the appointment of WithumSmith+Brown, PC as our independent registered public accounting firm to audit our financial statements for the fiscal year ending September 30, 2026 will be approved if approved by a majority of the votes properly cast on this proposal.

Board Recommendation

The Board recommends that stockholders vote “FOR” the proposal to ratify the appointment of WithumSmith+Brown, PC as our independent registered public accounting firm to audit our financial statements for the fiscal year ending September 30, 2026.

Unless marked otherwise, proxies received will be voted FOR Proposal No. 2.

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OTHER BUSINESS

We know of no other matters to be submitted to the stockholders at the Annual Meeting. If any other matters properly come before the stockholders at the Annual Meeting, the persons named on the enclosed proxy card intend to vote the shares they represent as the Board may recommend.

HOUSEHOLDING

SEC rules permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements and notices with respect to two or more stockholders sharing the same address by delivering a single proxy statement or a single notice addressed to those stockholders. This process, which is commonly referred to as “householding,” provides cost savings for companies and helps the environment by conserving natural resources. Some brokers household proxy materials, delivering a single proxy statement or notice to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement or notice, or if your household is receiving multiple copies of these documents and you wish to request that future deliveries be limited to a single copy, please notify your broker. You can also request prompt delivery of a copy of this proxy statement and the 2025 Annual Report by contacting VStock Transfer, LLC, in writing at 18 Lafayette Place, Woodmere, New York 11598 or via telephone at (212) 828-8436.

2025 ANNUAL REPORT

Our 2025 Annual Report, which is our Annual Report on Form 10-K for the fiscal year ended September 30, 2025, will be available at https://ts.vstocktransfer.com/irhlogin/NANONUCLEAR. You can also access our 2025 Annual Report at https://ir.nanonuclearenergy.com/financial-information/sec-filings.

Our 2025 Annual Report has also been filed with the SEC. It is available free of charge at the SEC’s website at www.sec.gov. Upon written request by a stockholder, we will mail without charge a copy of our 2025 Annual Report on Form 10-K, including the financial statements and financial statement schedules, but excluding exhibits. All requests should be directed to the Secretary, Nano Nuclear Energy Inc., 10 Times Square, 30th Floor, New York, New York 10018.

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Annex A

NANO NUCLEAR ENERGY, INC.

Vstock Transfer, LLC
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Woodmere, New York 11598

ONLINE VOTING

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**Nano Nuclear Energy Inc.
Important Notice Regarding the Availability of Proxy Materials for the
Virtual Annual Meeting of Stockholders to be held on September 15, 2026.**

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

If you would like to receive a paper or e-mail copy of these documents, you must request one. There is no charge for such documents to be mailed to you. Please make your request for a copy as instructed below on or before September 1, 2026 to facilitate a timely delivery.

ACCESSING YOUR PROXY MATERIALS ONLINE

The following Proxy Materials are available to you to review at: **https://ts.vstocktransfer.com/irhlogin/NANONUCLEAR**

- Notice of the Vritual Annual Meeting of Stockholders;
- Proxy Statement for the Virtual Annual Meeting of Stockholders (including all attachments thereto);
- Annual Report on Form 10-K for the Fiscal Year Ended September 30, 2025 and;
- The Proxy Card, and any amendments to the foregoing materials that are required to be furnished to stockholders.

PROXY STATEMENT OVERVIEW

The Virtual Annual Meeting of Stockholders of Nano Nuclear Energy Inc. (the "Company"), will be held at 10:00 a.m., Eastern Time, on September 15, 2026. The meeting will be held virtually via Zoom. Stockholders who wish to attend the Annual Meeting virtually via Zoom must register in advance at the following URL: **https://meeting.vstocktransfer.com/NANOSEP26**

Proposals to be voted at the meeting are listed below along with the Board of Directors' recommendations.

PLEASE NOTE - YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares, you must go online or request a paper copy of the Proxy Materials to receive a proxy card.

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VOTE BY MAIL
Mark, sign and date your proxy card and return it in the envelope we have provided.

ATTEND THE VIRTUAL MEETING
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Please Vote, Sign, Date and Return Promptly in the Enclosed Envelope.

Virtual Annual Meeting of Stockholders Proxy Card - Nano Nuclear Energy Inc.

▼ DETACH PROXY CARD HERE TO VOTE BY MAIL ▼

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL DIRECTOR NOMINEES AND "FOR" PROPOSAL 2.

1. ELECTION OF DIRECTORS

☐ FOR ALL NOMINEES LISTED BELOW (except as marked to the contrary below)

☐ WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES LISTED BELOW

INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ONE OR MORE INDIVIDUAL NOMINEES STRIKE A LINE THROUGH THE NOMINEES' NAMES BELOW:

01. James Walker 02. Jay Jiang Yu 03. Dr. Tsun Yee Law
04. Diane Hare 05. Dr. Kenny Yu 06. Dr. Seth Berl

☐ FOR ☐ AGAINST ☐ ABSTAIN

Date	Signature	Signature, if held jointly

Note: This proxy must be signed exactly as the name appears hereon. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by a duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by an authorized person.

To change the address on your account, please check the box at right and indicate your new address. ☐

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Important Notice Regarding the Availability of Proxy Materials:

Materials for this Meeting are available at:
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To Register for the Virtual Meeting, Please Visit:
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▼ DETACH PROXY CARD HERE TO VOTE BY MAIL ▼

This proxy is solicited on behalf of the Board of Directors of NANO NUCLEAR ENERGY INC.

The undersigned stockholder(s) of NANO NUCLEAR ENERGY INC. hereby appoints Jay Jiang Yu and James Walker, as proxies with the power to appoint their substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of NANO NUCLEAR ENERGY INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of stockholders to be held virtually at https://meeting.vstocktransfer.com/NANOSEP26 at 10:00 a.m. Eastern Time on September 15, 2026, and any continuation, adjournment or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO SUCH DIRECTION IS MADE, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS.

Electronic Delivery of Future Proxy Materials: If you would like to reduce the costs incurred by Nano Nuclear Energy Inc. materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via email or the internet. To sign up for electronic delivery, please provide your email address below and check here to indicate you consent to receive or access proxy materials electronically in future mailings.

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PLEASE INDICATE YOUR VOTE ON THE REVERSE SIDE.